Exhibit 10.3

Confidential material has been omitted and filed separately with the Commission

A380-800

PURCHASE AGREEMENT

BETWEEN

AIRBUS INDUSTRIE

as Seller

AND

SOCIETE AIR FRANCE

as Buyer

Reference: AI/CC-C No. 337.0033/01

CONTENTS

ARTICLES	TITLES

0	DEFINITIONS AND INTERPRETATION

1	PURPOSE

2	TECHNICAL SPECIFICATION

3	PRICES

4	PRICE REVISION

5	TERMS OF PAYMENT

6	MANUFACTURE PROCEDURE - INSPECTION

7	CERTIFICATION

8	BUYER’S TECHNICAL ACCEPTANCE

9	DELIVERY

10	EXCUSABLE DELAYS

11	NON-EXCUSABLE DELAYS

12	WARRANTIES AND SERVICE LIFE INSURANCE

13	INFRINGEMENT OF PATENT AND COPYRIGHT GUARANTEES

14	TECHNICAL DATA AND DOCUMENTATION

15	SELLER’S REPRESENTATIVES

16	TRAINING AND TRAINING AIDS

17	EQUIPMENT SUPPLIER SUPPORT

18	BUYER FURNISHED EQUIPMENT (“BFE”)

19	COMPENSATION AND INSURANCE

20	TERMINATION

21	ASSIGNMENT AND TRANSFERS

22	MISCELLANEOUS

CONTENTS

EXHIBITS	TITLES

Exhibit A	TECHNICAL SPECIFICATION

Exhibit B	STANDARD SPECIFICATION CHANGE NOTICE (“SCN”) FORM

Exhibit C	PART 1: AIRFRAME PRIX REVISION FORMULA

PART 2: PROPULSION SYSTEM PRICE REVISION FORMULA

Exhibit D	STANDARD CERTIFICATE OF ACCEPTANCE FORM

Exhibit E	STANDARD CERTIFICATE OF SALE FORM

Exhibit F	SERVICE LIFE INSURANCE LIST OF ITEMS

Exhibit G	TECHNICAL DATA AND DOCUMENTATION

Exhibit H	SPARE PARTS

Exhibit I	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

C O N T E N T S

LETTER EXHIBITS	TITLES

LETTER EXHIBIT No. 1	COMMERCIAL CONDITIONS

LETTER EXHIBIT No. 2	SUPPORT

LETTER EXHIBIT No. 3	OPTIONAL AIRCRAFT

LETTER EXHIBIT No. 4	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

LETTER EXHIBIT No. 5	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

LETTER EXHIBIT No. 6A	A380-800 PERFORMANCE GUARANTEES (GP7270 - 560 t)

LETTER EXHIBIT No. 6B	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

LETTER EXHIBIT No. 7	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

LETTER EXHIBIT No. 8	PROGRESS AGREEMENT AND RESEARCH AREAS

LETTER EXHIBIT No. 9	FOLLOW-UP OF MAINTENANCE COSTS AND AIRCRAFT RELIABILITY

LETTER EXHIBIT No. 10	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

LETTER EXHIBIT No. 11	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

LETTER EXHIBIT No. 12	MISCELLANEOUS

LETTER EXHIBIT No. 13	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

LETTER EXHIBIT No. 14	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

LETTER EXHIBIT No. 15	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

LETTER EXHIBIT No. 16	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

LETTER EXHIBIT No. 17	LEASED AIRCRAFT

LETTER EXHIBIT No. 18	ITEMS IN PROGRESS

A380-800 PURCHASE AGREEMENT

This A380-800 Purchase Agreement (the “Agreement”) is entered into on 18 June 2001

BETWEEN:

AIRBUS INDUSTRIE, a French economic interest grouping whose registered office is situated at 1 rond-point Maurice Bellonte, 31707 Blagnac-Cedex, France, entered in the Toulouse Trade Register under number RCS Toulouse C 302 609 607

(hereinafter referred to as the “Seller”),

and

SOCIETE AIR FRANCE, a French company governed by the Civil Aviation Code, whose Registered Office is situated at 45 rue de Paris, 95747 Roissy Charles de Gaulle Cedex, France, entered in the Bobigny Trade Register under number RCS BOBIGNY 552043002.

(hereinafter referred to as the “Buyer”),

WHEREAS: in accordance with the provisions of this Agreement, the Seller wishes to sell the Aircraft to the Buyer and the Buyer wishes to purchase the Aircraft from the Seller.

THE PARTIES HAVE AGREED TO THE FOLLOWING PROVISIONS:

0	DEFINITIONS AND INTERPRETATION

0.1	Besides the terms defined in this Agreement, the following capitalised words have the meaning given below:

Acceptance Report	is defined in Article 8.3.

Acceptance Tests	are defined in Article 8.1.1.

Aircraft	means an Airbus A380-800 aircraft including the Airframe, the Propulsion System, and any part, component, fitting or equipment installed on the Aircraft on Delivery under the terms and conditions of this Agreement.

Aircraft Basic Price	means the sum of the Airframe Basic Price and the Propulsion System Basic Price.

Aircraft Final Price	is defined in Article 3.3.

Aircraft Training Services	means all training courses, flight training for crew, initial online experience, flight assistance, online assistance, maintenance support, maintenance training (including practical On-the-Job Training and Engine Run Up courses) or other instruction, performed on the aircraft and provided to the Buyer in accordance with the provisions this Agreement.

Airframe	means the Aircraft excluding the Propulsion System, but including the cowlings and thrust reversers.

Airframe Basic Price	is defined in Article 3.1.

Airframe Price Revision Formula	is defined in Part 1 of Exhibit C.

Aviation Authorities	means, when used in reference to each jurisdiction in question, the administrative authority which under the government regulations in force has control over Civil Aviation, registration, airworthiness and operational regulation of aircraft subject to this jurisdiction.

Balance of the Final Price	is defined in Article 5.4.

Buyer Furnished Equipment (“BFE”)	is defined in Article 18.1.1.

Certificate of Airworthiness For Export	means a certificate of airworthiness for export issued by the Aviation Authorities at the Place of Delivery.

Certificate of Sale	is defined in Article 9.2.2.

Contractual Delivery Date	is defined in Article 9.1.4.

Default Interest Rate	is defined in Article 5.7.

Delivery	means the transfer of ownership of the Aircraft from the Seller to the Buyer in accordance with the provisions of Article 9.

Delivery Date	means the date on which actual Delivery will take place.

D.G.A.C.	means the French Direction Générale de l’Aviation Civile.

Excusable Delays	are defined in Article 10.1.

Ground Training Services	means all class-based training courses (traditional or computer-assisted), full flight simulator sessions, fixed base simulator sessions, field trips to the assembly line and any other ground training services provided to the Buyer pursuant to this Agreement and which are not Aircraft Training Services.

Instalment(s)	means the payment(s) owed pursuant to Article 5.3, all these payment being considered as “instalments”.

Last Day of the Stipulated Month of Delivery	means the last calendar day of the Stipulated Month of Delivery for the Aircraft in question.

L.B.A	means the Luftfahrt-Bundesamt (Federal Civil Aviation Administration) of the Federal Republic of Germany.

Manufacturer Specification Change Notice (“MSCN”)	means a written agreement drawn up between the parties to the Agreement at the Seller’s initiative to modify the Standard Technical Specification in accordance with Article 2.

Members	means each of the following entities: EADS Airbus S.A., EADS Airbus GmbH, EADS Construcciones Aeronauticas S.A. and Airbus UK Limited.

Non-Excusable Delays	are defined in Article 11.1.

Place of Delivery	means the Seller’s facilities at the place of the final assembly line of the Aircraft in question where the Acceptance Tests are performed, the Acceptance Report is issued and the Aircraft in question is delivered.

Production Facilities	means the various production facilities of the Seller, the Members or any subcontractor where the Airframe or parts thereof are manufactured or where the Aircraft is assembled.

Propulsion System	is defined in Article 2.2.

Propulsion System Basic Price	is defined in Article 3.2.

Propulsion System Manufacturer	means the manufacturer of the Propulsion System as defined in Article 2.2.

Propulsion System Net Reference Price	is defined in paragraph 1.3 of Part 2 of Exhibit C.

Propulsion System Price Revision Formula	is defined in Part 2 of Exhibit C

Propulsion System Reference Price	is defined in Part 2 of Exhibit C.

Ready to be Delivered	means the time when (i) the Technical Acceptance Tests have been successfully completed and (ii)the Certificate of Airworthiness for Export is available.

Seller’s Representatives	means the Seller’s representatives referred to in Article 15.2.

Seller’s Representatives’ Services	means the services provided by the Seller to the Buyer in accordance with Article 15.

Service Life Insurance	is defined in Article 12.2.

Spares	means the parts and materials that can be supplied in accordance with Exhibit H.

Specification Change Notice (“SCN”)	means a written agreement drawn up between the parties to the Agreement at the Buyer’s initiative to modify or customise the Technical Specification and/or the Standard Technical Specification in accordance with Article 2.

Standard Technical Specification	means the standard technical specification for the A380-800 document number L.000.01000, issue 2, dated 26 February 2001 a copy of which is annexed hereto in Exhibit A.

Stipulated Month of Delivery	is defined in Article 9.1.

Supplier	is defined in Article 12.3.1.1

Supplier Part	is defined in Article 12.3.1.2

Supplier Product Support Agreement	is defined in Article 12.3.1.3

Technical Data and Documentation	are defined in Article 14.1.

Technical Specification	means either (i) the Standard Technical Specification if no SCNs are applicable or (ii) if SCNs have been issued, the Standard Technical Specification as amended by all applicable SCNs or (iii) if MSCNs have been accepted, the Standard Technical Specification as amended by all applicable MSCNs and SCNs.

Total Loss of the Aircraft	is defined in Article 10.5.

Type Certificate	is defined in Article 7.1

Warranted Part	is defined in Article 12.1.

0.2	The titles and numbering of the Articles are only indicated for convenience of reference only and should be ignored in the interpretation of this Agreement.

0.3	In this Agreement unless the context otherwise requires:

(a)	any reference to an article, exhibit or appendix is a reference to an Article, Exhibit or Appendix hereof. Any reference to this Agreement means any reference to the Purchase Agreement and to its Exhibits and Appendixes;

(b)	any reference to a person must be construed as possibly being a reference to a natural or legal person, a State or an administrative authority.

1	PURPOSE

1.1	The Seller will sell and deliver and the Buyer will buy and take delivery of ten (10) A380-800 Aircraft (the “Firm Aircraft”) as well as the corresponding Spares for which the Buyer will determine its requirements according to the terms and conditions specified herein.

1.2	The Buyer also wishes to benefit from four (4) options to purchase additional A380-800 aircraft (the “Optional Aircraft”).

1.3	The Firm Aircraft and the Optional Aircraft may be individually or collectively referred to as the Aircraft.

2	TECHNICAL SPECIFICATION

2.1	Airframe Technical Specification

2.1.1	Technical Specification

2.1.1.1	The Aircraft will be manufactured in accordance with the Standard Technical Specifications, amended (i) by the SCNs corresponding to the modifications given in Appendix 1 of Exhibit A and (ii) by the additional SCNs and MSCNs approved after this Agreement has been signed.

2.1.1.2	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.1.2	Specification Change Notice (“SCN”)

2.1.2.1	The Technical Specification and/or the Standard Technical Specification may be customised or modified at the Buyer’s initiative by written agreement between the parties in a Specification Change Notice (“SCN”). Each SCN will be drawn up from the standard form given in Exhibit B and will set out in detail the particular changes to be made to the Technical Specification and the effect, if any, of such change on the design, performance, weight, centre of gravity, delivery schedule for the Aircraft, and on the text of the Technical Specification. A SCN may result in an adjustment of the Basic Price.

2.1.2.2	The possible effect of changes on the price of the Aircraft will normally be accepted before the SCN in question is signed. However, in order to avoid any delay in the acceptance of major changes, the effect of these changes on the Aircraft Basic Price may be expressed in the SCN as a maximum increase or minimum decrease in the Basic Price, with the actual effect being decided subsequently.

2.1.2.3	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.1.3	Development Changes and MSCN

2.1.3.1	The Standard Technical Specification may also be amended by the Seller in order to incorporate development changes. Development changes are changes which are deemed necessary to improve the Aircraft, correct faults, prevent any delay or guarantee conformity with this Agreement.

These will regularly form the subject of a technical presentation by the Seller to the Buyer, in the form of a “Modification Information Document” (“MID”), to explain the reasons for the change, explain the consequences thereof, particularly on the weight, centre of gravity or the performance of the Aircraft, operational procedures, new interchangeability requirements or replaceability of parts or equipment as well as the applicability to the Aircraft relating hereto.

2.1.3.2	These changes may be incorporated without the Buyer’s consent if they do not increase the price or adversely affect the delivery schedule for the Aircraft, weight, centre of gravity, performance of the Aircraft, interchangeability requirements, operational procedures or replaceability of parts or equipment and maintenance costs.

2.1.3.3	If the opposite is the case, the Seller must issue the Buyer with a Manufacturer’s SCN called “MSCN”. The Seller will inform the Buyer as soon as possible of any change made pursuant to this Article 2.1.3 by providing the Buyer with the revised pages of the Standard Technical Specification with any consequences thereof mentioned in Article 2.1.3.1.

2.1.3.4	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.1.4	SCN concerning Certification

The provisions relating to SCNs and MSCNs concerning the requirements related to certification are set out in Articles 7.2. and 7.3.

2.1.5	Inconsistency

In the event of any inconsistency between the provisions of the Technical Specification and the provisions of this Agreement, this latter will shall prevail to the extent of such inconsistency.

2.2	Propulsion System

The Aircraft will be shall be equipped with a propulsion system comprising a set of four (4) Engine Alliance GP7270 engines including the related standard equipment (“Propulsion System”).

2.3	Decision dates for SCNs

The Seller will provide the Buyer, no later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] with a schedule of the deadlines to be observed (expressed in terms of precedence in relation to the Stipulated Month of Delivery) so that an agreement can be drawn up (through the signing of a SCN) in order to incorporate into the Technical Specification the parts selected by the Buyer from those offered by the Seller in its modifications catalogues.

2.4	It is understood that the Buyer will not be penalised in its role as a flagship client for the equipment standards which will be current at the date the first Aircraft are delivered to the Buyer.

3	PRICES

3.1	Airframe Basic Price

3.1.1	The Airframe Basic Price is the sum of :

(i)	the basic price of the Aircraft as defined in the Standard Specification (excluding Buyer Furnished Equipment “BFE”), i.e.:

USD

(US)

(ii)	the aggregate basic prices of all SCNs corresponding to the changes given in Appendix 1 to Exhibit A, i.e. :

USD

(US Dollars)

3.1.2	The Airframe Basic Price corresponds to the average economic conditions prevailing in December 1998, January 1999, February 1999, i.e. a theoretical delivery in January 2000 - (the “Base Period”).

3.2	Propulsion System Basic Price

The Basic Price for the Propulsion System GP 7270 is:

USD

(US Dollars)

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Propulsion System Basic Price [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] correspond to delivery conditions in January 2000 and have been calculated from the Reference Price [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] specified in part 2 of Exhibit C.

3.3	Aircraft Final Price

The Final Price of each Aircraft will be the sum of :

(i)	the Airframe Basic Price revised up to the Stipulated Month of Delivery in accordance with the provisions of Article 4.1;

(ii)	the aggregate increases or decreases in the Airframe Basic Price as agreed in any SCN or part thereof applicable to the Aircraft subsequent to the date of this Agreement, revised up to the Stipulated Month of Delivery in accordance with the provisions of Article 4.1;

(iii)	the Propulsion System [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reference Price revised up to the Stipulated Month of Delivery in accordance with the provisions of Article 4.2;

(iv)	the aggregate increases or decreases in the Propulsion System Reference Price as agreed in any SCN or part thereof applicable to the Propulsion System subsequent to the date of this Agreement, revised up to the Stipulated Month of Delivery in accordance with the provisions of Article 4.2;

(v)	and any other provision applicable to this Agreement.

In the event of a delay in delivery attributable to the Buyer, the Aircraft Basic Price will continue to be revised beyond the Stipulated Month of Delivery until the Delivery of the Aircraft concerned.

4	PRICE REVISION

4.1	Revision of the Airframe Basic Price

The Airframe Basic Price is subject to revision up to and including the Stipulated Month of Delivery, in accordance with the Airframe Price Revision Formula defined in Part 1 of Exhibit C

4.2	Revision of the Propulsion System Reference Price

The Propulsion System Reference Price is subject to revision up to and including the Stipulated Month of Delivery, in accordance with the Propulsion System Price Revision Formula defined in Part 2 of Exhibit C

5	TERMS OF PAYMENT

5.1	Seller’s Account

The Buyer will pay the Instalments, the Balance of the Final Price and/or any other amount owed by the Buyer to the Seller, to the Seller’s account No. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] opened with:

BNP PARIBAS

9 boulevard Carnot

B.P. 644

31003 Toulouse Cedex

France

or to such other account as may be designated by the Seller.

5.2	Deposit

left intentionally blank

5.3	Instalments

5.3.1	The Buyer will pay the Seller the Instalments calculated on the basis of the Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Price.

5.3.2	The Instalments will be paid in accordance with the following schedule:

Due date of Instalments	Percentage of the Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Price
Upon signing this Agreement	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

On the first working day of the following months

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Total Instalments prior to Delivery	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.4	Balance of the Final Price

5.4.1	The Balance of the Final Price payable by the Buyer to the Seller on the Delivery Date will be the Final Price less the amount of Instalments received by the Seller prior to the Delivery Date.

5.4.2	Upon receipt of the Seller’s invoice, and immediately prior to Delivery, the Buyer will pay the Seller the Balance of the Final Price.

5.5	Other Payments

Unless expressly stipulated otherwise, any other payments due under this Agreement, other than those set out in Articles 5.2, 5.3 and 5.4, will be made by the Buyer at the same time as the Balance of the Final Price is paid or, if invoiced after the Delivery Date, within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the date of receiving the invoice.

5.6	Payment Methods

5.6.1	All payments due under this Agreement will be made in the United States Dollars (“US Dollars”), unless specified otherwise by the parties.

5.6.2	All payments due to the Seller hereunder, other than those borne by the Seller pursuant to Article 5.8.2, will be made by the Buyer without deduction of any kind such as, in particular, withholding at source. Consequently, the Buyer will ensure that the sums received by the Seller under this Agreement will be equal to the amounts owed the Seller, without deduction or withholding at source and free from any and all taxes, levies, imposts or charges of whatever nature. If the Buyer is compelled by law to make any such deduction or withholding, the Buyer will pay such additional amounts as may be necessary in order that the net amount received by the Seller after such deduction or withholding will equal the amounts that would have been received in the absence of such deduction or withholding, and the Buyer will pay the full amount of the deductions or withholdings to the relevant taxation or other authorities within the period for payment permitted by the applicable law.

5.7	Default Interest

If any payment due to the Seller under this Agreement such as the Instalments and deposits relating to the Aircraft, as well as any payment due for Spares, data, documents, training and services, is not received on the due date, without prejudice to the Seller’s other rights under this Agreement and in accordance with the applicable law, the Seller will be entitled to receive default interest calculated on the amounts due, from the due date of such payment up to the date when the payment is received by the Seller at a rate equal to the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] US Dollars London Interbank Offered Rate (LIBOR) plus (i) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] calculated up to the date when the payment is received by the Seller (“Default Interest Rate”).

All such interest will be calculated on the basis of the number of days elapsed in the month assuming a three hundred and sixty (360) day year.

USD LIBOR:

Means, in respect of any period during which any unpaid sum remains outstanding:

(i)	the arithmetic mean of the rates for six (6) month Dollar deposits which appears on the Reuters Screen LIBO page at or about 11:00 am London time two (2) banking Days prior to the first day of the period during which any unpaid sum remains outstanding or, if such rates or the Reuters Screen are unavailable on such date then,

(ii)	The rate per annum for USD deposits for six (6) months as published by the British Bankers’ Association two Business Days prior to the first day of the period during which any unpaid sum remains outstanding, or, if such rate is not available on such date then, the equivalent rate published by the British Bankers’ Association as the rate of substitution on such date, or, if such rate is not available on such date then,

(iii)	the rate offered in the London Interbank Market for six (6) month Dollar deposits as published by the British Bankers’ Association at or about 11:00 a.m.London Time two (2) banking days prior to the first day of the period during which any unpaid sum remains outstanding as such rate appears on page 3750 of the telerate screen or of any other service from time to time designated by the British Bankers’ Association as the medium of the London Interbank offered rates or, if such rate or the Telerate screen or such medium is unavailable on such date then,

(iv)	the arithmetic mean of the rates per annum (as quoted to Seller and notified to Buyer) at which each of the following Banks (Bank of Tokyo-Mitsubishi; Barclays Bank plc; Citibank N.A; Commerzbank) was offering deposits (in an amount comparable to the amount of the unpaid sum ) in Dollars to leading banks in the London Interbank market for six (6) month period at or about 11:00 am on the second business day prior to the first day of the period during which any unpaid sum remains outstanding.

5.8	Taxes

5.8.1	The amounts due under this Agreement which are payable by the Buyer, are expressed exclusive of value added tax (“VAT”). Any VAT due under this Agreement will be paid by the Buyer, who will pay the Seller an amount corresponding to this VAT in the event the Seller is the legal taxpayer.

5.8.2	The Seller will pay all other taxes, duties, imposts or similar charges of any nature whatsoever in relation to the goods and services supplied under this Agreement, irrespective of whether these are received, charged, imposed or collected for or in connection with the manufacture, construction, assembly, sale, delivery or supply of any Aircraft, service, instruction or data delivered or furnished hereunder, it being understood that the taxes, duties, imposts or charges due under this Article in relation to the goods supplied by the Buyer will be payable by the latter.

5.8.3	Besides the taxes, withholdings and deductions specified in Articles 5.6.2 and 5.8.1 above, the Buyer will bear the costs of and pay any and all taxes, duties, imposts or similar charges of any nature whatsoever which are not assumed by the Seller under Article 5.8.2, including in particular the taxes and duties due for or in relation to the registration of the Aircraft in the Buyer’s country.

6	MANUFACTURE PROCEDURE - INSPECTION

6.1	Manufacture Procedure

The procedures for manufacturing and inspecting the Aircraft will be carried out according to the privileges granted by the DGAC to the Seller under their Production Organisation Approval (POA), in acc with JAR 21G..

6.2	Inspections

6.2.1	Provided that it has furnished the Seller with certificates evidencing compliance with the insurance requirements set forth in Article 19, the Buyer or its duly authorised representatives (the “Buyer’s Inspectors”) will be entitled to inspect the manufacture of the Aircraft and all related materials and parts supplied by the Seller for its manufacture, according to the following terms and conditions:

(i)	all inspections will be performed on the basis of a procedure to be agreed with the Buyer which must comply with the Seller’s own internal control system, as developed under the supervision of the relevant Aviation Authority;

(ii)	the Buyer’s Inspectors will have access to all relevant technical data as are deemed reasonably necessary for the purpose of the inspections;

(iii)	all inspections and related discussions with the Seller or other relevant personnel and the Buyer’s Inspectors will take place during working hours, unless agreed otherwise by the parties, and in the presence of personnel from the Seller’s control departments;

(iv)	the inspections will be performed in such a manner as not to unduly delay or hinder the manufacture or assembly of the Aircraft, or the fulfilment by the Seller of its obligations under this Agreement or any other work in progress at the Production Facilities.

6.2.2	Location of Inspections

The Buyer’s Inspectors will be authorised to perform such inspections on the relevant Production Facilities of the Seller, the Members and, as far as possible, the subcontractors. However, if for reasons of security or confidentiality access is restricted to part of the Production Facilities where the Aircraft is under construction, or to areas where materials or parts are stored, the Seller or the Members will be allowed a reasonable time to make the items available for inspection elsewhere.

6.3	Services rendered by the Seller to the Buyer’s Inspectors

In order to allow the inspections specified above, and starting from the date of this Agreement until the Delivery Date of the final Aircraft,, the Seller will make available, without additional charge, specific areas and appropriate office equipment in or conveniently located with respect to the Place of Delivery for the use of a reasonable number of the Buyer’s Inspector(s).

The minimum service offered by the Seller will include a specific room with a direct telephone line and access to a fax machine in the proximity of this room.

7	CERTIFICATION

7.1	Type Certificate

The Aircraft will be certified according to the Joint Aviation Authorities (JAA) procedures in the transport category. The Seller will obtain the type certificate (the “Type Certificate”) in accordance with the regulations determined by the JAA Team on the basis of JAR 25 relating to this category and allowing the Certificate of Airworthiness for Export to be drawn up.

7.2	Certificate of Airworthiness

7.2.1	The Aircraft will be delivered to the Buyer with a Certificate of Airworthiness for Export issued by the L.B.A., which will enable the Buyer to obtain the individual Certificate of Airworthiness.

7.2.2	If, any time before the date on which an Aircraft is Ready to be Delivered, any law or regulation is, promulgated or becomes effective and/or an interpretation of any law or regulation is issued which requires any change to the Technical Specification for the purposes of obtaining the Certificate of Airworthiness for Export (a “Change in Law”), the Seller will make the required changes or modifications and the parties hereto will sign a SCN or a MSCN which specifies the effects, if any, upon the design, guaranteed performances, weights, centre of gravity, delivery schedule, interchangeability or replaceability of the parts and the text of the Technical Specification.

7.2.3	The Seller will as far as practicable take into account the information available concerning any proposed law, regulation or interpretation which could become a Change in Law which would come into force before one of the Aircraft is Ready to be Delivered, in order to minimise the costs of changes to the Technical Specification that may result therefrom, and the Seller will inform the Buyer of such.

7.3	Costs of SCNs or MSCNs Concerning Certification

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8	BUYER’S TECHNICAL ACCEPTANCE

8.1	Acceptance Tests

8.1.1	Prior to Delivery the Aircraft will undergo technical acceptance tests (the “Acceptance Tests”) which will be conducted in accordance with a schedule proposed by the Seller and approved by the Buyer. The Seller will provide the Buyer with technical delivery documentation a list of which is given in Exhibit I and the Technical Data and Documentation which must be transferred with the Aircraft. Completion of the Acceptance Tests will demonstrate the satisfactory functioning of the Aircraft and will be deemed to demonstrate compliance with the Technical Specification. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8.1.2	The Acceptance Tests will:

(i)	start on the date notified by the Seller to the Buyer at least [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in advance;

(ii)	take place at the Place of Delivery;

(iii)	be carried out by the personnel of the Seller;

(iv)	include a technical acceptance flight which will not exceed a period of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Aircraft.

8.2	Technical Acceptance

8.2.1	The Buyer may attend the Acceptance Tests.

8.2.2	If the Buyer elects to attend the Tests,

(i)	the Buyer will cooperate with the Seller in order to carry out the Acceptance Tests within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] working days;

(ii)	the number of the Buyer’s representatives present during the technical acceptance flight will be limited to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] except where special tests are performed in which case the number may be restricted to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The number of the Buyer’s representatives with access at any one time to the cockpit will be limited to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. During this flight, the Buyer’s representatives will comply with the instructions of the Seller’s Representatives.

8.2.3	If the Buyer does not attend and/or fails to cooperate satisfactorily in the Acceptance Tests, the Seller will be entitled to carry out these Acceptance Tests in the absence of the Buyer, and the Buyer will be deemed to have accepted such Acceptance Tests and to have considered them as satisfactory in all respects.

8.3	Acceptance Report

Upon successful completion of the Acceptance Tests, the Buyer will, after the Certificate of Airworthiness has been obtained and furnished by the Seller, and on or before the Delivery Date, hand over to the Seller an acceptance report in respect of the Aircraft (the “Acceptance Report”) duly signed and complying with the model given in Exhibit D.

8.4	Utilisation of the Aircraft

8.4.1	The Seller will, without payment or other liability vis-à-vis the Buyer, be entitled to use the Aircraft prior to Delivery for the test flights that may be necessary to obtain the Certificate of Airworthiness for Export for each of the Aircraft relating hereto, and such use will not prejudice the Buyer’s obligation to accept Delivery of the Aircraft.

8.4.2	Any use of the Aircraft other than specified in Article 8.4.1 must be specifically negotiated between the Seller and the Buyer.

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9	DELIVERY

9.1	Delivery Schedule

9.1.1	Pursuant to the provisions of Clauses 2, 7, 8, 10 and 18, the Seller undertakes to have the Aircraft Ready to be Delivered at the Place of Delivery during the following months:

Aircraft No. 1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Aircraft No. 2
Aircraft No. 3
Aircraft No. 4
Aircraft No. 5
Aircraft No. 6
Aircraft No. 7
Aircraft No. 8
Aircraft No. 9
Aircraft No. 10

Each of the months specified above represents, for the corresponding Aircraft, the “Stipulated Month of Delivery”.

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9.1.2	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

9.1.3	Approximately [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] before the Stipulated Month of Delivery, the Seller will notify the Buyer of its anticipated delivery schedule.

9.1.4	The Seller will give the Buyer at least [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] advance notice of the anticipated date on which the Aircraft will be Ready to be Delivered (the “Contractual Delivery Date”)

9.2	Delivery

9.2.1	The Buyer’s representatives must be present at the Place of Delivery to take delivery of the Aircraft within no more than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the date on which the Aircraft is Ready to be Delivered, the Buyer will pay the Balance of the Final Price no later than the Delivery Date.

9.2.2	The Seller will transfer title to the Aircraft to the Buyer, free and clear of all encumbrances, provided that the Balance of the Final Price has been paid by the Buyer pursuant to Article 5.4 and that the Acceptance Report has been signed and delivered to the Seller pursuant to Article 8.3. The Seller will provide the Buyer with a certificate of sale in the form of Exhibit E (the “Certificate of Sale”) and any other documentation confirming the transfer of title and receipt of the Final Price as may reasonably be requested by the Buyer. Title to the Aircraft, as well as any risk of loss or damage, will be transferred to the Buyer on Delivery.

9.2.3	If, despite the fact that an Aircraft is Ready to be Delivered and that delivery has been proposed to the Buyer in accordance with the provision of this Agreement, the Buyer fails to:

(i)	deliver the Acceptance Report to the Seller within the period mentioned in Article 9.2.1, or

(ii)	pay the Balance of the Final Price for the Aircraft to the Seller within the period defined above,

then the Buyer will be deemed to have rejected delivery of the Aircraft without warrant and the Seller, in addition to its rights under Article 5.7 and its other rights under this Agreement, will retain the title to the Aircraft. The Buyer will indemnify and hold the Seller harmless against any and all costs (including but not limited to any parking, storage, and insurance costs) resulting from such failure, with the exception of indirect damage, it being understood that the parking, storage and insurance costs will not be, according to the wishes of the parties, be regarded as indirect damage.

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9.3	Ferry Flight

All costs directly or indirectly associated with the Aircraft’s ferry flight at the Place of Delivery and after Delivery will be borne by the Buyer.

10	EXCUSABLE DELAYS

10.1	The Buyer acknowledges that the Aircraft will be manufactured by the Seller in the performance of this Agreement and that the Stipulated Month(s) of Delivery (is) (are) based on the assumption that there will be no delay due to causes beyond the control of the Seller. Accordingly, Seller will not be held responsible for any delay in the Delivery of the Aircraft, or for any delay or interruption in the performance of its obligations hereunder due to circumstances beyond its control, and not occasioned by its fault or negligence, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Any delay or interruption resulting from any of the foregoing causes is referred to as an “Excusable Delay”.

10.2	If an Excusable Delay occurs:

(i)	the Seller will notify the Buyer of the existence of such Excusable Delay as soon as practicable after becoming aware of the same; prove such a delay, determine the causes thereof and assess the probable repercussions thereof on deliveries;

(ii)	the Seller will attempt to limit such Excusable Delay and to mitigate the consequences resulting therefrom for the Buyer;

(iii)	the Seller will not be responsible for any direct or indirect damage arising from or in connection with such Excusable Delay suffered by the Buyer;

(iv)	the Seller will not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay;

(v)	as soon as possible after the disappearance of the cause of such Excusable Delay, the Seller will resume the performance of its obligations hereunder. And, in particular, the Seller will notify the Buyer of the new Stipulated Month of Delivery;

(vi)	after the Seller has notified the Buyer of the new Stipulated Month of Delivery, the Instalments due on the basis of the delivery schedule given in Article 5.3.2 will be paid according to the new Stipulated Month of Delivery.

10.3	Re-negotiation

In the event of an Excusable Delay in Delivery exceeding [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the final day of the Stipulated Month of Delivery, the Buyer will be entitled to request the renegotiation of the Stipulated Month of Delivery for the Aircraft in question, by sending written notification to the Seller. Such notification must be made no earlier than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and no later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the end of the period of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] following the final day of the Stipulated Month of Delivery.

10.4	Termination after an Excusable Delay

10.4.1	If the Delivery of an Aircraft is delayed, as a result of an Excusable Delay, for a period of more than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the final day of the Stipulated Month of Delivery, then either party may terminate this Agreement with respect to the affected Aircraft by giving written notice to the other party within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the expiry of this twelve (12) month period.

10.4.2	If, at any time whatsoever, the Seller concludes that the Delivery of an Aircraft will be delayed for more than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the last day of the Stipulated Month of Delivery due to an Excusable Delay and, as a result thereof, reschedules Delivery of this Aircraft to a date or month reflecting such delay, then the Seller will promptly notify the Buyer in writing to this effect and will indicate the new Stipulated Month for Delivery. In this case, the Buyer may terminate the Agreement by giving written notice to the Seller within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of receiving notification from the Seller of the anticipated delay as if the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] delay had actually passed.

10.4.3	If, at the end of the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] period mentioned in Articles 10.4.1 or 10.4.2, this Agreement with respect to the delayed Aircraft has not been terminated, the new Stipulated Month of Delivery notified to the Buyer by the Seller will take effect and be binding on the parties.

10.5	Total Loss, Destruction or Damage

10.5.1	If, prior to Delivery, an Aircraft is lost, totally destroyed or damaged beyond repair (“Total Loss”), as a consequence of any single cause or combination of the causes defined in Article 10.1, the Seller will immediately notify the Buyer of this event.

The Seller must inform the Buyer in writing, as soon as possible, of the closest date to the Stipulated Month of Delivery on which, depending on the Seller’s production capacities and other commitments, a replacement Aircraft could be delivered to the Buyer or, if it is a damaged Aircraft that can be repaired by replacing parts, the month during which the repaired Aircraft can be delivered. The Stipulated Month of Delivery will be altered in order to take account of the date indicated in the Seller’s notification, subject to the proviso that, if the new Stipulated Month of Delivery exceeds by [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] the last day of the original Stipulated Month of Delivery, this Agreement may be automatically terminated by the Buyer with regard to the Aircraft in question by notifying the Seller of such termination within a period of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of receiving the Seller’s notification. Failing this, the new Month of Delivery will be deemed to have been accepted by the Buyer.

10.5.2	If this Agreement has not been terminated with regard to the Aircraft in question, the parties will draw up an amendment to this Agreement indicating the change in the Stipulated Month of Delivery.

10.5.3	It is understood that nothing herein will require the Seller to manufacture and deliver a replacement aircraft if such manufacturer requires the reactivation of its production line for the type of Aircraft concerned.

10.6	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

10.7	Effects of Termination

10.7.1	Any termination under Article 10.4 or 10.5.1 will release the parties from all obligations in relation to the Aircraft concerned and all related materials, data and other services that are undelivered.

10.7.2	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

10.7.3	On no account will the Seller have other obligations with respect to an Excusable Delay than those set forth in this Article 10.

11	NON-EXCUSABLE DELAYS

11.1	Damages

Should any Aircraft not be Ready to be Delivered to the Buyer, as appropriate:

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and that such delay (an “Non-excusable Delay”) is neither attributable to an Excusable Delay nor to a Total Loss the cause of which is beyond the control of the Seller and not occasioned by its fault or negligence, the Buyer will be entitled to claim, and the Seller will pay to the Buyer on this account, at the Buyer’s request made no later than the Delivery of the Aircraft or, if the Aircraft has been cancelled pursuant to Article 11.4, at the time of termination, the following lump-sum damages, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

11.1.1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

11.1.2	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

11.1.3	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

11.1.4	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

11.1.5	The amount of fixed damages due on account of an Non-Excusable Delay cannot under any circumstances exceed [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] US Dollars (US$ [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]) for each Aircraft affected. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (US$ [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]) for each Aircraft affected.

11.2	As soon as it is aware of an Non-Excusable Delay, the Seller must notify such to the Buyer and assess the probable effects on this delay on Delivery.

The Seller will attempt to limit these delays and to mitigate the consequences resulting therefrom including by offering a replacement aircraft in the event of Total Loss.

After the Seller has notified the Buyer of the new Stipulated Month of Delivery, the Instalments due on the basis of the schedule given in Article 5.3.2 will be paid in accordance with an Instalments schedule corresponding to the new Stipulated Month of Delivery. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

11.3	Renegotiation

In the event of a Non-Excusable Delay in Delivery exceeding [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the Delivery Period, the Buyer will be entitled to request the renegotiation of the Stipulated Month of Delivery for the Aircraft in question, by sending written notification to the Seller. Such notification must be made no earlier than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and no later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the end of the period of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] following the Delivery Period. Unless otherwise agreed between the Seller and the Buyer during this renegotiation, this will not prejudice the Buyer’s right to receive the fixed damages specified in Article 11.1 during the period of Non-Excusable Delay.

11.4	Termination

11.4.1	In the event of a Non-Excusable Delay in Delivery exceeding [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the Delivery Period and if the Delivery Date specified in Article 11.3 is not renegotiated, the Buyer will be entitled to terminate this Agreement in relation to the affected Aircraft as well as the orders for Spares specific to this Aircraft after giving written notification to the Seller no later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the expiry of the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] period. In this case, the Seller will return the Instalments already received from the Buyer as well as the sums due pursuant to Article 11.1.

11.4.2	In the event of a Non-Excusable Delay in Delivery exceeding [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the Delivery Period, a delay which may result from a combination of Excusable and Non-Excusable Delays, each of the parties may, by sending written notification to the other party no later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] following the end of the above [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] period, terminate the Agreement with regard to the delayed Aircraft.

11.4.3	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

11.5	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

11.6	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

11.7	Limitation of Damages

The Buyer and the Seller agree that the amounts due pursuant to Article 11.1 must be considered amongst the damages described in Articles 1152 and 1226 of the French Civil Code, and that they have been calculated to compensate the Buyer for all damage and losses of any kind resulting from a Non-Excusable Delay.

11.8	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

12	WARRANTIES AND SERVICE LIFE INSURANCE

This Clause defines the terms and conditions of the warranty and Service Life Insurance.

12.1	Standard Warranty

12.1.1	Nature of the Guarantee

Subject to the limitations and conditions as hereinafter provided, and except as provided in Article 12.1.2, the Seller warrants to the Buyer that each Aircraft and all Warranted Parts will at the time of Delivery to the Buyer:

(i)	be free from material defects;

(ii)	be free from defects in workmanship, including manufacturing processes;

(iii)	be free from design defects (including the selection of materials) with regard to the state of the art at the time of the design;

(iv)	be free from defects arising from failure to conform to the Technical Specification, except those clauses of the Technical Specification where it is expressly stated that they are estimates, approximations or design objectives.

For the purpose of this Agreement, the term “Warranted Part” means any component, equipment, software, accessory or part installed on the Aircraft upon Delivery of such Aircraft and

a)	which is manufactured according to the detailed design of the Seller or its subcontractors, and

b)	which bears a Seller part number (P/N) at the time of Delivery.

12.1.2	Exceptions

The warranties set forth in Article 12.1.1 will not apply to Buyer Furnished Equipment, nor to the Propulsion System, nor to any component, equipment, software, accessory or part purchased by the Seller that is not a Warranted Part provided that:

(i)	any defect in the Seller’s workmanship at the time of the installation of such parts on the Aircraft, including any failure by the Seller to conform to the installation instructions given by the manufacturers of these parts thereby invalidating the warranties granted by these manufacturers, will constitute a defect in workmanship for the purpose of this Article 12 and be covered by the warranty set forth in Article 12.1.1 paragraph (ii), and

(ii)	any defect inherent in the design of the Seller’s installation process, in consideration of the state of the art at the time of this design, which impairs the use of these parts will constitute a design defect for the purpose of this Article 12 and be covered by the warranty set forth in Article 12.1.1 paragraph (iii).

12.1.3	Warranty Period

The warranties described in Articles 12.1.1 and 12.1.2 above will be limited to defects which become apparent within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] following the Delivery of the Aircraft (the “Warranty Period”), [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

12.1.4	Buyer’s Remedy and Seller’s Obligations

12.1.4.1	The Buyer’s remedy and the Seller’s obligations and responsibilities under Articles 12.1.1 and 12.1.2 are limited either to repairing, replacing or correcting any Warranted Part which is defective or to supplying modification kits rectifying the defect, at the Seller’s expense and choice.

If a replacement is decided upon and following agreement with the Buyer, the Seller may equally decide to grant the Buyer a credit in an amount equal to the price at which the Buyer can buy a replacement part for the defective Warranted Part.

12.1.4.2	If a defect covered by Articles 12.1.1 paragraph (iii), 12.1.1 paragraph (iv) and 12.1.2 paragraph (ii) becomes apparent within the Warranty Period and if the Seller is obliged to correct such defect, the Seller must also make this correction on the other Aircraft still to be delivered, provided, however,

(i)	that the Seller will not be responsible nor deemed to be at fault in the performance of this Agreement, if there is any delay in the Delivery of the Aircraft concerned or;

(ii)	that, rather than accepting a delay in the Delivery of the Aircraft concerned, the Buyer and the Seller may agree to deliver such Aircraft with the subsequent correction of the defect by the Buyer at the Seller’s expense; or the Buyer may elect to accept Delivery and thereafter file a warranty claim as if the defect had become apparent after Delivery of the Aircraft concerned.

12.1.4.3	In addition to the remedies set forth in Articles 12.1.4.1 and 12.1.4.2, the Seller will repay the direct labour costs sustained by the Buyer in the inspections performed on the Aircraft to determine whether or not a defect exists in any Warranted Part, either during the Warranty Period or until the technical solution removing the need for the inspection is provided by the Seller, depending on which of these two conditions occurs first.

The above commitment is subject to the following conditions:

(i)	these inspections must be recommended by a Seller Service Bulletin, and the defect must have appeared during the Warranty Period;

(ii)	these inspections must be performed outside of a scheduled maintenance check as recommended in the Maintenance Review Board Report;

(iii)	the costs of these inspections that the Buyer decides to make at the time or after any offers of corrective action from the Seller will not be reimbursed if they were carried out as an alternative to the corrective action offered;

(iv)	the hourly labour rate used for the reimbursement will be the rate defined in Article 12.1.7; and

(v)	the man-hours used to determine such reimbursement will not exceed the Seller’s reasonable estimate of the man-hours required for the Buyer to carry out these inspections.

12.1.5	Warranty Claim Requirements

The Buyer’s warranty claim (“Warranty Claim”) will be considered by the Seller only if the following conditions are previously fulfilled:

(i)	the defect must have become apparent within the Warranty Period;

(ii)	the Buyer must have submitted to the Seller satisfactory proof that the defect relating to the Warranty Claim falls within the framework of this Article 12.1, and that such defect has not resulted from any act or omission on the part of the Buyer such as any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards and other conditions specified in Article 12.1.10 below;

(iii)	the Buyer must, as soon as practicable, have returned the Warranted Part claimed to be defective to the repair facilities as may be designated by the Seller, unless the Buyer elects to repair a defective Warranted Part in accordance with the provisions of Article 12.1.7;

(iv)	the Seller must have received a Warranty Claim as set forth in Article 12.1.6 below.

12.1.6	Warranty Administration

The warranties set forth in Article 12.1 will be administered as hereinafter provided:

(i)	Claim Assessment

The Seller’s assessment of the Warranty Claim will be reasonably based upon the details given in the Warranty Claim, reports from the Seller’s local representative, historical data logs, inspection, tests, findings during repair, defect analysis and other suitable documents;

The Seller will notify the Buyer of its decision on this Warranty Claim within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of receiving such. If no response is received from the Seller within this period, the Warranty Claim will be considered to have been accepted by the Seller. Any credit will be issued within a maximum period of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] following the Seller’s response.

(ii)	Transportation Costs

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(iii)	Return of an Aircraft

If the Buyer wishes to return an Aircraft to the Seller under a Warranty Claim, the Buyer will initially notify the Seller of its intention to do so. Before such return, the Seller has the right to inspect the Aircraft and thereafter, without prejudice to its rights hereunder, to repair the Aircraft, either at the Buyer’s facilities or in a mutually agreed place. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(iv)	Aircraft Repair by the Seller

If a defect compels the Seller to send a working team to repair or correct such fault at the Buyer’s facilities or where the Seller agrees to the return of the Aircraft to carry out these repairs or corrections or have these carried out, all expenses other than the direct costs arising from the repairs or corrections, will be borne by the Buyer. Any necessary dismantling and reassembly of the Aircraft or of a Part and installation, inspection and tests that do not fall under the scope of Article 12.1.7 (v) above will be the responsibility of the Buyer. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(v)	Warranty Claim Substantiation

For each claim made by the Buyer under this Article 12.1, the Buyer must file a Warranty Claim within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the defect became apparent.

The Warranty Claim must contain at least the following information:

a)	description of the defect and actions taken, if any,

b)	date of the incident and/or date of removal of the Warranted Part,

c)	description of the defective part,

d)	part number of the defective Warranted Part (P/N),

e)	serial number (S/N), if applicable,

f)	position of the Warranted Part on the Aircraft,

g)	total number of flying hours or period of usage, as applicable, on the date the defect was observed,

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h) time elapsed between the last inspection and the date on which the defect appeared, if available,

i) manufacturer’s serial number (MSN) of the Aircraft and/or its registration,

j) total number of flying hours and/or number of landings on the date the defect was observed,

k) Warranty Claim number,

l) date of Warranty Claim,

m) date of Delivery of the Aircraft or Warranted Part to the Buyer,

Warranty Claims are to be sent to:

AIRBUS INDUSTRIE

CUSTOMER SERVICES DIRECTORATE

WARRANTY ADMINISTRATION

1, rond-point Maurice Bellonte

B.P. 33

31707 BLAGNAC CEDEX

FRANCE

(vi)	Replacements

Replacements made under Warranty Claim will be made in the shortest mean time to repair or to deliver as defined in the Seller’s Spares price list. The replaced components, equipment, accessories or defective parts will become the Seller’s property.

(vii)	Rejection by the Seller

The Seller will provide detailed written substantiation in case of rejection of a Warranty Claim. In such event the Buyer will [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(viii)	Inspection by the Seller

The Seller will have the right to inspect the Aircraft in question in the presence of the Buyer as well as any documents and other records relating thereto in the event of any Warranty Claim filed under this Article 12.1.

(ix)	Duration of the Repair

All repair times will be agreed between the Buyer’s and Seller’s experts during the Initial Provisioning period and will be based on the principle that repair times for equipment and parts affecting Aircraft reliability must be very short.

During the warranty period set forth in this Article 12.1, the Seller guarantees that for Aircraft Spares, the maximum repair period will be as indicated in the document “Proprietary Parts Repair Guide”.

The Buyer will be responsible for the costs of any normal repair of a defective part which is repaired and replaced under this repair period guarantee, if subsequently the Seller refuses to reimburse the costs thereof under the guarantee on the basis of the approved terms thereof.

12.1.7	Repairs by the Buyer

(i)	Seller’s Authorisation

The Seller authorises the Buyer to repair the Warranted Parts subject to the terms of this Article 12.1.7.

(ii)	Conditions for the Seller’s Authorisation

The Buyer will be entitled to repair such Warranted Parts:

-	if adequate facilities and qualified personnel are available to the Buyer;

-	in accordance with the Seller’s written instructions set forth in documents such as the Aircraft Maintenance Manual, the Component Maintenance Manual Manufacturer, the Component Maintenance Manual or the Structural Repair Manual.

-	to the extent specified by the Seller, or, in the absence of such specification, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Article 12.1.10 below.

(iii)	Seller’s Rights

The Seller will have the right to ask for the return of any Warranted Part or any part thereof claimed to be defective under the conditions set forth in Article 12.1.6 paragraph (ii) if, in the opinion of the Seller, the nature of the defect requires technical investigation. Furthermore, the Seller’s Representative will have the right to be present at the time of the disassembly, inspection and testing of any Warranted Part claimed to be defective.

(iv)	Warranty Claim Substantiation - Repairs performed by the Buyer

Warranty Claims relating to repairs performed by the Buyer must contain the same information as Warranty Claims made under the terms of Article 12.1.6 paragraph (v) above and in addition must include:

a)	a detailed report of the technical findings with respect to the defect,

b)	for the necessary parts used to remedy the defect:

-	part numbers,

-	serial numbers, if applicable,

-	description of the parts,

-	number of parts,

-	unit price of the parts,

-	the invoice issued by the Seller or by third parties, where applicable,

-	total price of the parts,

c)	detailed number of labour hours,

d)	Agreed Hourly Labour Rate for repairs performed by the Buyer,

e)	total cost of the Warranty Claim.

(v)	Credit

The Buyer’s account will be credited with an amount equal to the direct labour costs incurred in performing the repairs plus the direct cost of the materials used in this repair.

To determine the direct labour costs, the only costs considered are those incurred in [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Any man-hours required for maintenance work concurrently being carried out on the Aircraft or on the Warranted Part are not included.

The man-hours permissible above will be multiplied by an agreed hourly rate of US Dollars, “Agreed Labour Hourly Rate”, which corresponds to the Buyer’s average hourly rate (excluding all bonuses, premium time allowances, social charges, tax and the like) paid to the Buyer’s qualified employees for the work directly related to the performance of the repairs. This Agreed Labour Hourly Rate must not on any account exceed the Seller’s corresponding rate.

The direct costs of the materials are determined according to the prices at which the Buyer procured these materials, except for parts and materials used for scheduled maintenance and those which may have been supplied free of charge by the Seller.

(vi)	Limitation

Unless specifically agreed with the Seller, the Buyer will not be credited for the costs of repairing the Warranted Part (including labour and materials) in an amount exceeding [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the current catalogue price for a replacement of the defective Warranted Part,

(vii)	Scrapped Part

The Buyer will retain any defective Warranted Part which is beyond economic repair and any defective part removed from a Warranted Part for a period of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after submission of a Warranty Claim in relation to a Repair performed by the Buyer. At the Seller’s request, such parts must be returned within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of receiving the Warranty Claim and will become the property of the Seller upon receipt thereof.

Notwithstanding the foregoing, the Buyer may, with the approval of the Seller’s local Representative, scrap the Warranted Parts or the defective parts removed from a Warranted Part which are beyond economic repair and do not require technical investigation. The scrapping of Warranted Parts or defective parts removed from a Warranted Part will be evidenced by a record of the scrapped material, certified by an authorised representative of the Buyer.

12.1.8	Transfer of the Standard Warranty

The warranties defined in this Article 12.1 for any Warranted Part will accrue to the benefit of any commercial airline operator other than the Buyer, if the Warranted Part enters into the possession of any such airline operator as a result of a pooling or leasing agreement between the operator and the Buyer, in accordance with the terms and subject to the limitations and exclusions of the other warranties specified previously in this Article 12, and to the extent permitted by any applicable law or regulations.

12.1.9	Warranty for Corrected, Replaced or Repaired Part

Whenever any Warranted Part which contains a defect for which the Seller is liable under this Article 12.1 has been corrected, replaced or repaired pursuant to the terms of this Article 12.1, the Seller’s warranty period with respect to such corrected, replaced or repaired Warranted Parts, as applicable, will be the remaining portion of the initial warranty period.

12.1.10	Normal Wear and Tear - Aeronautical Industry Standard Practices

The Buyer’s rights defined under this Article 12.1 will only be applicable if the Aircraft and each component, equipment, accessory and part thereof have been maintained, overhauled, repaired, and operated in accordance with aeronautical industry standard practices, and with all technical documentation and any other instructions issued by the Seller, the Suppliers and the Propulsion System Manufacturer and with all the applicable rules, regulations and directives of the Buyer’s Aviation Authorities.

The Seller’s liability under this Article 12.1 will not extend to the normal wear and tear of the Warranted Parts nor to:

(i)	any Aircraft, component, equipment, accessory or part which has been repaired, altered or modified after Delivery, unless these changes were made by the Seller or according to a method approved by the Seller;

(ii)	any Aircraft, component, equipment, accessory or part which was used despite being in a damaged state;

(iii)	any component, equipment, accessory and part whose trademark, name, part or serial number or other identification mark has been removed ;

unless in any one of these cases (except as specified in paragraph (iii) above), the Buyer furnishes the Seller with proof that the fault is not the result of or was not caused by one or more of the causes indicated above.

12.2	Service Life Insurance

12.2.1	In addition to the warranties set forth in Article 12.1, the Seller agrees that should any item listed in Exhibit “F” hereof (“Item”) sustain any breakage or defect which can reasonably be expected to occur on a fleetwide basis, and which materially impairs the reliability or safety of the Item (“Failure”), and subject to the general conditions and limitations set forth in Article 12.2.4 above, then the provisions of this Article 12.2 will apply.

12.2.2	Period and Seller’s Undertaking

If a Failure occurs in an Item within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the Delivery of the Aircraft to the Buyer, the Seller will, at its discretion and as promptly as possible under the cost participation conditions defined below, either

-	correct the failed Item and delivery the necessary parts for this correction (including the parts designed by the Seller but excluding standard industrial products and parts); or

-	replace this Item.

12.2.3	Seller’s Participation in the Costs

Any part or Item which the Seller is required to furnish to the Buyer under this Service Life Insurance, in connection with the correction or replacement of an Item, will be furnished to the Buyer with the Seller’s financial participation determined in accordance with the following formula:

P	= C (N - T)/N
where:

P	= financial participation of the Seller,

C	= the Seller’s current selling price for the Item in question or the parts designed by the Seller,

T	= [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

N	= [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

12.2.4	General Conditions and Limitations

12.2.4.1	The undertakings given in this Article 12.2 will be valid after the end of the period of validity of the Seller’s warranty applicable to an Item under Article 12.1.

12.2.4.2	The Buyer’s rights of recourse against the Seller and the Seller’s obligations and liabilities under this Service Life Insurance are subject to the Buyer’s prior compliance with the following conditions:

(i)	the Buyer will maintain log books and other appropriate historical records with respect to each Item, such that it can be determined whether the alleged Failure is covered by this Service Life Insurance and, if so, such that the costs to be borne by the Seller in accordance with Article 12.2.3 can be defined;

(ii)	the Buyer will keep the Seller informed of any significant incidents relating to an Aircraft howsoever occurring or recorded;

(iii)	the Buyer will comply with the conditions of Article 12.1.10;

(iv)	the Buyer will carry out the specific structural inspection programmes as may be established from time to time by the Seller for monitoring and inspection purposes. Such programs must be as compatible as possible with the Buyer’s operational requirements. The reports relating thereto must be regularly furnished to the Seller;

(v)	in the case of any breakage or defect, the Buyer must have reported such in writing to the Seller within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after this breakage or defect of an Item was observed, whether or not these can reasonably be expected to occur in any other Aircraft. The Buyer must also have informed the Seller of the breakage or defect in sufficient detail to enable the Seller to assess whether this breakage or defect is covered by this Service Life Insurance.

12.2.4.3	Except as otherwise provided in this Article 12.2, any claim under this Service Life Insurance will be handled in accordance with the terms and conditions of Article 12.1.6 above.

12.2.4.4	If the Seller publishes a Service Bulletin applicable to the Aircraft, the purpose of which is to prevent a Failure, and decides to supply the modification kit to the Buyer free of charge or under a pro rata formula, the Seller’s financial participation under this Article 12.2 will only be made if the Buyer, within a reasonable time period, embodies this Service Bulletin on the Aircraft as published by the Seller and in accordance with its instructions.

12.2.4.5	This Service Life Insurance is neither a warranty, performance guarantee, nor an obligation to modify any Aircraft or part of the Airframe in order to incorporate any new development in the design or standard procedure for the manufacturing of airframes.

The Seller’s obligation arising from this Article 12.2 is solely to correct Items or to provide the appropriate replacement parts as provided for in Article 12.2.3.

The Buyer’s sole remedy in the event of the non-fulfilment of any obligation incumbent on the Seller arising under or by virtue of this Service Life Insurance will be financial compensation limited to the amount the Buyer has reasonably expended in procuring the correction or replacement of any Item which has sustained a Failure covered by this Service Life Insurance and which is related to the non-fulfilment of the Seller’s obligation.

The Buyer hereby waives, releases and renounces all claims to any further damages, direct, incidental or consequential, including loss of profits and all other rights, claims and remedies, arising under or by virtue of this Service Life Insurance.

12.2.5	Transfer

The Buyer’s rights under this Article 12.2 cannot be assigned, sold, leased, transferred or otherwise alienated, whether by legal means or not, without the Seller’s prior written consent, which cannot be unreasonably withheld.

Any unauthorised assignment, sale, lease, transfer or other alienation of the Buyer’s rights under this insurance will, for the Aircraft concerned, immediately void this Service Life Policy in its entirety.

12.3	Supplier Product Support Agreement

Prior to the Delivery of the first Aircraft under this Agreement, the Seller will obtain the warranties given in the Supplier Product Support Agreement.

12.3.1	Definitions

12.3.1.1	“Supplier” means any supplier of Supplier Parts.

12.3.1.2	“Supplier Part” means any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof for which there exists a Supplier Product Support Agreement. However, the Propulsion System, and Buyer Furnished Equipment and other equipment which the Buyer has asked to be installed and for which the Seller has no existing warranty agreement will not be regarded as Supplier Parts.

12.3.1.3	“Supplier Product Support Agreement” means an agreement drawn up between the Seller and a Supplier containing warranties which are transferable to the Buyer, and in the case of Suppliers of landing gear and the cowling/thrusts assembly, a current and transferable Service Life Insurance for the designated structural parts of the landing gear.

12.3.2	The Seller will ensure that the Suppliers offer MTBUR (Mean Time Between Unscheduled Removals) and DMC (Direct Maintenance Costs) guarantees which are transferable to the Buyer.

The Seller will encourage the Suppliers to improve these guarantees and to observe their application for Supplier parts.

12.3.3	Supplier’s Default

12.3.3.1	If, under a standard warranty, MTBUR guarantee or Service Life Insurance obtained by the Seller under the After-Sale Clauses of the General Conditions for the Procurement of Equipment, a Supplier fails to fulfil its obligations in respect of a material, workmanship or design defect in any accessory, equipment or part (other than the Engines, Cowlings, Accessories and Additional Engine Equipment) assembled on an Aircraft at the time of delivery, and provided that the Buyer furnishes the Seller with proof that such defect has appeared, the standard warranty and the MTBUR Guarantee or the Service Life Insurance, as applicable, set forth in Sections 12.1, 12.2 and 12.3.2 of the Agreement, will apply to the defect in question in the same way as if the accessory, equipment or part had been manufactured according to the detailed plans and/or the Specifications of the Seller, except with regard to the duration of the warranty, which will be the Supplier’s warranty period indicated in the Suppliers Product Support Agreement.

At the Seller’s request, the Buyer will transfer all the rights to repair such defect arising from the above default to the Seller, which will then be subrogated towards the Supplier.

12.3.3.2	Engines, Accessories and Additional Engine Equipment, together with Buyer Furnished Equipment and any accessory, equipment or part chosen by the Buyer coming from Suppliers with which the Seller has not drawn up agreements in relation to the warranties, will be excluded from this Article 12.3.3.

12.4	Interface Commitment

12.4.1	Interface Problem

If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after sufficient and reasonable investigation, is not readily identifiable by the Buyer, but which the Buyer reasonably believes may be attributable to the design characteristics of one or more components of the Aircraft (“Interface Problem”), the Seller will, if so requested by the Buyer, and without additional charge to the Buyer except for transportation of the Seller’s personnel to the Buyer’s facilities, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend the corrective actions to be undertaken. The Buyer will furnish the Seller with all data and information in its possession relevant to the Interface Problem, and will cooperate with the Seller in carrying out its investigations and tests as may be required.

At the conclusion of such investigation, the Seller will promptly advise the Buyer in writing of its findings as to the cause or causes of the Interface Problem and its recommendations as to the corrective actions to be undertaken.

12.4.2	Seller’s Responsibility

If the Seller observes that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller will, if so requested by the Buyer and pursuant to the terms and conditions of Article 12.1, correct the design of such Warranted Part to the extent of the Seller’s obligations as defined in Article 12.1.

12.4.3	Supplier’s Responsibility

If the Seller observes that the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller will, if so requested by the Buyer, reasonably assist the Buyer in drawing up any warranty claim the Buyer may make against the Supplier of the above Supplier Part.

The Seller will in addition take the actions authorised by its contract with the Supplier to investigate the correction of the Interface Problem which is acceptable to the Buyer.

12.4.4	Joint Responsibility

If the Seller observes that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of a Supplier Part, the Seller will, if so requested by the Buyer, seek a solution to the Interface Problem through the cooperative efforts of the Seller and the Supplier concerned.

The Seller will promptly advise the Buyer of the corrective action recommended by the Seller and by the Supplier. Such proposal must be consistent with any existing obligations of the Seller hereunder and of the Supplier in question with respect to the Buyer. Such corrective action, when accepted by the Buyer, will constitute full satisfaction of any claim the Buyer may have against either the Seller or the Supplier in question with respect to this Interface Problem.

12.4.5	General

12.4.5.1	All requests under this Article 12.4 will be directed to both the Seller and the Suppliers concerned.

12.4.5.2	Except as explicitly set forth in this Article 12.4, this Article will not be deemed to impose on the Seller any obligations other than those explicitly set forth in this Article 12.

12.4.5.3	All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Article 12.4 will be deemed to be delivered under this Agreement and will be subject to the terms, conditions and limitation set forth in this Article 12.

12.5	Waiver, Release and Renunciation

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

12.6	Duplicate Remedies

The Seller will not be obliged to provide any compensation which duplicates or repeats any other compensation already provided in any of the paragraphs of this Article 12 as possibly amended or supplemented by other contractual agreements or by other Articles of this Agreement.

12.7	Negotiated Agreement

The Buyer and the Seller agree that this Article 12 has been discussed and negotiated and is fully understood by the parties, and that the price of the Aircraft and the other mutual agreements of the Parties set forth in this Agreement were arrived at in consideration, inter alia, of the provisions of this Article 12 including, in particular, the Buyer’s waiver, release and renunciation set forth in Article 12.5 above.

13	INFRINGEMENT OF PATENT AND COPYRIGHT GUARANTEES

13.1	Indemnity

13.1.1	Subject to the provisions of Article 13.2.3, the Seller will indemnify the Buyer from and against any damages, costs or expenses including legal and representation costs (excluding damages, costs, expenses, loss of profits and other liabilities resulting from the loss of use of one or all of the Aircraft) resulting from any infringement or action for infringement in relation to an Aircraft (or any part or software installed on an Aircraft at delivery) of:

(i)	any British, French, German, Spanish or U.S. patent;

(ii)	any patent issued under the laws of any other country in which the Buyer may lawfully operate the Aircraft, provided that :

1)	from the time of design of such Aircraft, accessory, equipment or part and until the actions for infringement have been settled, such country and the country of the Aircraft are each a party to the Chicago Convention on International Civil Aviation of 7 December 1944, and are each fully entitled to all benefits of Article 27 thereof, or

2)	from the time of design and until the actions for infringement have been settled, such country and the country of the Aircraft are each a party to the International Convention for the Protection of Industrial Property of 20 March 1883 (“Paris Convention”);

(iii)	any computer software installed on the Aircraft, provided that the Seller’s obligations to indemnify are limited to infringements in countries which, at the time of infringement, are members of The Berne Union and recognise computer software as a “work” under the Berne Convention.

13.1.2	The provisions of Article 13.1.1 will not apply to:

(i)	Buyer Furnished Equipment;

(ii)	components or parts not appearing in the Supplier Product Support Agreement or in any supplementary agreements that are drawn up between the Seller and the Suppliers and which have not yet been included in the Supplier Product Support Agreement;

(iii)	software not created by the Seller or for which the Seller has no right of use, distribution or marketing.

13.1.3	In the event that the Buyer is prevented from operating the Aircraft (whether by a judgment of a court of competent jurisdiction or by a settlement reached between claimant, Seller and Buyer), the Seller will at its expense either:

(i)	procure for the Buyer the right to use the Aircraft without additional costs, or

(ii)	replace the infringing part of the Aircraft as soon as possible with a non-infringing part which complies in all other respects with the requirements of this Agreement.

13.2	Warranty Claim Administration

13.2.1	If the Buyer is the subject of an action for infringement or is threatened with such or if it receives a written claim in relation to an infringement as defined in Article 13.1, the Buyer will:

(i)	forthwith notify the Seller giving particulars thereof;

(ii)	provide the Seller with all documentation, papers and records relating to such patent or claim which are available to the Buyer or in its possession;

(iii)	refrain from admitting any liability or making any payment or assuming any expenses, fees, damages, costs or royalties or otherwise act in a manner prejudicial to the defence or denial of this suit or claim, it being understood however that nothing in this Article 13.2.1 paragraph (iii) will prevent the Buyer from paying such sums as may be required in order to obtain the release of the Aircraft, provided such payment is accompanied by a denial of liability and is made without prejudice;

(iv)	fully cooperate with, and render all such assistance to, the Seller as may be pertinent to its defence or its rejection of the claim ;

(v)	act in such a way as to reduce the fees, damages and amount of royalties which may be payable as well as to minimise the costs and expenses incurred.

13.2.2	The Seller will be entitled, either on its own behalf or on behalf of the Buyer, to conduct negotiations with the party or parties alleging the infringement and may carry out and conduct the defence in relation to this claim or these proceedings and make any settlement which it sees fit.

13.2.3	The Seller’s liability hereunder is conditional upon the Buyer’s compliance with the terms of this Article and replaces any other explicit or implicit liabilities to the Buyer which the Seller might incur in accordance with the law on infringement or action for infringement of patent or breach of copyright, insofar as the guarantees furnished by the Seller as specified above apply.

14	TECHNICAL DATA AND DOCUMENTATION

14.1	General

This Article defines the terms and conditions for the supply of technical data (“Technical Data and Documentation”) used to support the operation and maintenance of the Aircraft.

The Technical Data will be supplied in English using aeronautical terminology in common use.

14.2	Scope

The form, type, format, quantity and delivery schedule for ATA and non-ATA Technical Data are given in Exhibit G to this Agreement.

14.3	Aircraft Identification for Technical Data

14.3.1	For customised Technical Data, the Buyer agrees to the allocation of Fleet Serial Numbers (“FSN”) in the form of blocks of numbers between 001 and 999.

14.3.2	The sequence will not be interrupted except if two (2) different Propulsion Systems or two (2) different Aircraft models are selected.

14.3.3	At the Seller’s request, the Buyer will indicate the FSN Number allocated to the Aircraft’s Manufacturer’s Serial Number (“MSN”). The allocation of FSNs to MSNs does not constitute any property, insurance or interest other than that stipulated herein with regard to any of the Aircraft prior to the Delivery thereof as provided for in this Agreement.

The customized Technical Data in question are:

(i)	Aircraft Maintenance Data,

(ii)	Illustrated Parts Data

(iii)	Trouble Shooting Data,

(iv)	Aircraft Wiring Data,

(v)	Aircraft Schematics Data,

14.4	Supplier Equipment

14.4.1	Information concerning Supplier equipment installed on the Aircraft by the Seller will be incorporated into the customised Technical Data to the extent that such information is essential for understanding the systems concerned. Such information will be incorporated free of charge in the initial edition of the Technical Data.

14.4.2	The Buyer must provide the Seller with the data concerning Buyer Furnished Equipment (“BFE”) at least [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] before the scheduled delivery of the Seller’s customised Technical Data. Furthermore, the Buyer will ensure that the suppliers of BFE will forward subsequent revisions to the Seller. BFE data supplied by the Buyer to the Seller will be in English.

14.4.3	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

14.5	Delivery

14.5.1	The Technical Data and corresponding revisions will be delivered on line.

14.5.2.1	In the event the Technical Data were delivered in another format, the Technical Data and corresponding revisions would be sent to a single address indicated by the Buyer.

14.5.2.2	In this case, the Buyer would not be charged for the packaging and shipment of the Technical Data and the corresponding revisions.

14.5.3	The delivery schedule for the Technical Data will be phased as mutually agreed in order to correspond with Aircraft deliveries. The Buyer agrees to provide [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] notice when requesting a change to the delivery schedule.

14.5.4	It will be the responsibility of the Buyer to coordinate and satisfy the requirements of the Aviation Authorities in the country where the Technical Data supplied by the Seller are to be used. These Technical Data will be supplied free of charge to the Buyer by the Seller.

14.6	Revision Service

Unless otherwise specifically stated, the revision service will be provided on a free of charge basis [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

14.7	Incorporation of Service Bulletins

Throughout the duration of the revision service and at the Buyer’s formal written request, provided that the Buyer has given formal notification of its intention to apply these Service Bulletins, the information contained therein will be incorporated free of charge into the Technical Data as from the next schedule revision or no later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the Buyer’s notification. Partial effectiveness will be shown in the Technical Data until notification from the Buyer that the Service Bulletin has been embodied on all its Aircraft.

14.8	Performance Programmes

The Seller will provide Performance Programmes (“PEP”) under licence in accordance with the provisions of Exhibit A of this Article 14.

14.9	Airbus On-Line Services (AOLS)

14.9.1	The Technical Data will be supplied online under licence in accordance with the general terms and conditions given in the reference agreement [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] - Issue 3 AFR.AOLS - Attachment 4 - GTC currently being negotiated between the Buyer and the Seller. (AOLS contract ref [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

14.9.2	The Buyer will have free online access to the Technical Data defined in Exhibit G for a maximum of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (including one Administrator) for the Technical Data relating to the Airbus aircraft operated by the Buyer.

Each user will be authorised to transfer [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per year, which is equivalent to an average of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per month. The Buyer’s usage will be calculated on a global scale and not for each computer.

14.10	Future Developments

The Seller will continuously monitor technological developments and apply them to the production of documents and their method of transmission provided that these prove to be beneficial and economical for both parties. The Buyer agrees to consider the implementation of any new development proposed by the Seller.

14.11	Familiarisation with Technical Data

At the Buyer’s request, the Seller may provide a one (1) week training course on familiarisation with the Technical Data and Documentation. If this training course is conducted at the Buyer’s facilities, the Buyer will reimburse the Seller for all costs occasioned by this training, in particular, flight tickets and daily allowances of the Seller’s personnel.

14.12	Buyer Originated Data

14.12.1	Data reflecting Buyer originated changes (“COC”) which appear in the Buyer’s internal technical bulletins may be incorporated into the following Technical Data which are customised according to the Buyer’s definition:

(i)	Aircraft Maintenance Data,
(ii)	Illustrated Parts Data,
(iii)	Trouble Shooting Data,
(iv)	Aircraft Wiring Data,
(v)	Aircraft Schematics Data,
(vi)	Flight Crew Operation Data,
(vii)	Quick Reference “Handbook” Data

14.12.2	COC data must be established by the Buyer according to the Customer Guide for Customer Originated Changes issued by the Seller. The Buyer must ensure that COC data have been previously approved by its Aviation Authorities, if necessary, in accordance with current regulations.

Unless the Buyer specifies in writing the documents of its choice into which the COC data will be incorporated, the Seller will incorporate the COC data into all relevant customised Technical Data, as far as possible within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (but no later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ) following the supply of such data by the Buyer. The customised Technical Data, into which the COC data are incorporated, will only describe the Aircraft configuration reflecting the COC data and not the configuration before the incorporation of these COC data.

14.12.3	The Buyer hereby agrees that the incorporation of any COC data into the Technical Data issued by the Seller will be entirely at its own risk.

Furthermore, the Buyer will assume responsibility for all effects, including all related costs, which any COC may have on any subsequent Service Bulletins and/or modifications.

14.12.3.1	The Seller will not be required to check the COC data submitted for incorporation. Accordingly, the Seller will be under no liability whatsoever in respect of either the contents of the COCs, including any omissions or inaccuracies therein, or the effects that the incorporation of such COCs may have on the Technical Data.

14.12.3.2	If the Seller is ordered by a court judgment or agrees on an amicable basis to indemnify any third party for loss or damage incurred directly or indirectly as a result of the incorporation of a COC into the Seller’s Technical Data, the Buyer hereby agrees to reimburse the Seller for all payments and losses occasioned by this judgment or settlement, including the legal expenses incurred by the Seller, provided that the Seller:

(i)	has immediately notified the Buyer of this action;

(ii)	refrains from admitting any liability or from making any settlement in relation to this claim;

(iii)	allows the Buyer exclusive control over the settlement negotiations;

(iv)	fully cooperates with the Buyer with regard to this claim.

14.12.4	The costs of incorporating the COCs will be charged to the Buyer in accordance with the conditions in force at that time in the Seller’s price list.

14.13	Warranties

14.13.1	The Seller warrants that the Technical Data are prepared in accordance with the state of art on the date of their conception. Should any Technical Data prepared by the Seller contain non-conformities or prove to be erroneous, the sole and exclusive responsibility of the Seller will be to take all reasonable and proper steps to correct or replace such Technical Data, at its sole discretion. Notwithstanding the above, no warranties of any kind are given for COCs.

14.13.2	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

14.14	Proprietary Rights

14.14.1	The Seller will retain all proprietary rights, including but not limited to patent, design and copyrights, relating to the Technical Data.

These proprietary rights will also apply to any translations into another language or languages and/or copying onto other media that the Buyer may have been performed or arranged to be performed.

14.14.2	Whenever this Agreement specifies manufacturing by the Buyer, the Seller’s consent must not be construed as being explicit or implicit approval of the manufactured products. The supply of the Technical Data must not be construed as conferring any additional right for the Buyer to design or manufacture any Aircraft, Aircraft part or Spare.

14.15	Confidentiality

14.15.1	The Technical Data and their content are regarded as confidential information. All such Technical Data will be supplied to the Buyer for the sole use of the latter or a subcontractor under the Buyer’s control (with the Buyer ensuring that this subcontractor is bound by this confidentiality undertaking) and the Buyer undertakes not to disclose the contents thereof to any third party, without the prior consent of the Seller, unless otherwise permitted herein or unless the Buyer is forced to make such disclosure under the terms of a compulsory law or regulation.

14.15.2	If, at the Buyer’s request, the Seller authorised disclosure to third parties either under this Agreement or by an explicit prior written authorisation, the Buyer guarantees that this third party agrees to be bound by the same conditions and restrictions as the Buyer with respect to the disclosed Technical Data.

14.15.3	The Seller agrees not to disclose to third parties the information contained in COC data to which it may become privy pursuant to Article 14.12 hereof.

A N N E X E A – ARTICLE 14

LICENCE FOR USE OF PERFORMANCE PROGRAMMES (PEP)

1	Transfer

The Seller grants the Buyer the right to use the PEP throughout the period of validity of this licence (the “PEP Licence”) on a single identified computer.

This licence is granted free of charge to the Buyer for as long as the revisions of the PEP remain free in accordance with Article 14. After this period, the annual contribution (revision service) for the PEP will be charged to the Buyer at the price in force at that time in the “Seller’s Customer Services Catalog”.

2	Copies

2.1	The use of the PEP will be limited to one (1) copy other than those produced for inspection and reinstallation purposes or additional copies made for a specific purpose with the Seller’s consent.

2.2	The Buyer agrees to reproduce the copyrights and other references appearing on / or in the initial medium in any programme in which the additional copies of the PEP were included.

3	Term

The rights attached to this PEP licence will be granted to the Buyer so long as the Buyer uses the Seller’s Aircraft model to which the PEP relates. When the Buyer stops operating this model of Aircraft, it must return the PEP to the Seller as well as any copy of the PEP, together with a notification certifying that the Buyer has returned all existing copies.

4	Merger

The PEP may be used and adapted in a machine readable form in order to include it in another of the Buyer’s programme but, at the end of the validity of this PEP Licence, the PEP will be deleted from the programme into which it had been incorporated.

The Buyer agrees to reproduce the copyrights and other references appearing on / or in the initial medium in any programme in which PEP was included.

5	Personal licence

The PEP Licence described above is granted personally to the buyer on a non-exclusive and non-transferable basis.

6	Installation

The PEP will be installed and additional and checks performed under the Buyer’s responsibility.

7	Training

In addition to the training specified in the user guide “Performance Programs Manual” (“PPM”) supplied with the PEP, training or other assistance may be provided at the Buyer’s request on the basis of mutually agreed conditions.

8	Proprietary Rights

The Software will retain all proprietary rights and copyrights of any kind related to the PEP.

9	Compensation for Intellectual Property Right

If action is brought against the Buyer in relation to a violation of intellectual property rights, the Seller will assist the Buyer in its defence and will bear the cost of any damages and legal expenses, provided that the Buyer has used the PEP normally and that:

(i)	has immediately notified the Seller of this action;

(ii)	refrains from admitting any liability or from making any settlement in relation to this claim;

(iii)	allows the Seller exclusive control over the settlement negotiations;

(iv)	fully cooperates with the Seller with regard to this claim.

10	Confidentiality

The PEP and its contents are regarded as confidential. The Buyer agrees not to disclose the PEP or parts or contents thereof to any third party without the prior written consent of the Seller. If it proves necessary to disclose certain aspects of the PEP to employees or to subcontractors under the control of the Buyer, such disclosure will be permitted solely for the purpose for which the PEP is supplied and only to those employees or to a subcontractor under the control of the Buyer (with the Buyer ensuring that this subcontractor is bound by this confidentiality undertaking) who need to know this information.

11	Conditions of use

The Buyer must ensure that the PEP is used correctly in appropriate machines, and that the personnel is properly trained in its use in accordance with the PPM.

12	Guarantee

12.1	The Seller warrants that the PEP is prepared in accordance with the state of art on the date of its conception. Should the PEP be found to contain any non-conformity or defect, the Buyer will promptly notify the Seller thereof and the sole and exclusive liability of the Seller under this PEP Licence will be to correct or replace the PEP at its own expense.

12.2	The Seller’s warranties, obligations and responsibilities and the Buyer’s recourse specified in this PEP Licence are exclusive and replace, and the Buyer, except in the case of gross, intentional or wilful misconduct on the part of the Seller, hereby relinquishes, withdraws and renounces any other warranties, obligations and responsibilities applicable to the Seller, rights, claims and recourses of the Buyer against the Seller, either explicit or implicit, arising from law or otherwise with regard to any non-conformity or defect of the PEP delivered under this Agreement.

15	SELLER’S REPRESENTATIVES

15.1	Client Support Manager

From the signing of the Agreement and as long as one (1) Aircraft is used by the Buyer, the Seller will make available to the Buyer one (1) manager from the Client Support department, situated in the Seller’s main office, which will act as the link between the Buyer and the Seller’s main office.

15.2	Seller’s Representatives

15.2.1	The Seller will provide the Buyer with the services of Client Support representatives (the “Seller’s Representatives”) who will have an advisory role. Details of the services provided in this respect are given in Exhibit A to this Article 15.

15.2.2	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

15.2.3	As soon as the mission of the Seller’s Representatives as laid down in Exhibit A of this Article 15 comes to an end, the Buyer will receive non-exclusive access to the Seller’s Representatives’ Services which are closest to the Buyer’s main base.

15.2.4	The Seller will ensure that similar assistance is provided by the relevant representatives of the Propulsion System manufacturer and, if this is necessary and relevant, by the representatives of the Suppliers.

15.2.5	The Seller will, on an annual basis, provide the Buyer with a breakdown of man-months used and the balance of man-months available. This breakdown will be regarded as being accepted by the Buyer, unless the latter contests this with the Seller within thirty (30) days of receiving such.

15.2.6	At the Buyer’s request, the Seller may provide the Seller’s Representatives’ services beyond the window defined in Exhibit A to this Article 15, according to mutually agreed terms and conditions.

15.3	Service provided by the Buyer

15.3.1	As from the date on which the Seller’s first Representative arrives and throughout the entire period of secondment, the Buyer will make available to the Seller’s Representatives a lockable office close to the Buyer’s maintenance facilities. This office will be furnished and must contain a telephone and fax machine reserves for the exclusive use of the Seller’s Representatives.

15.3.2	The Buyer will reimburse the Seller for the costs incurred in buying confirmed flight tickets for the journeys made by the Seller’s Representatives at the start and end of the secondment, between TOULOUSE, FRANCE and their place of secondment.

15.3.3	If the Buyer asks the Seller’s Representatives who are seconded pursuant to Article 15.2 to travel to a place other than their habitual place of secondment, the Buyer will pay for the transportation costs relating to these journeys.

15.3.4	The Buyer will assist the Seller in obtaining all the necessary documents from the civil authorities of the Buyer’s country which will enable the Seller’s Representatives to live and work in the Buyer’s country.

15.4	Withdrawal of the Seller’s Representatives

The Seller will be entitled to recall its Representatives if, in its opinion, the health and safety conditions prove to be dangerous or prevent them from carrying out their contractual duties.

15.5	Status of the Seller’s Representatives

As part of the technical assistance mentioned above, the Seller’s Representatives and other members of the Seller’s personnel will only have an advisory role and cannot under any circumstances become or be considered to act directly or indirectly as members of the Buyer’s personnel or agents.

15.6	Indemnity

The provisions concerning indemnity pursuant to Article 15 are given in Article 19.

EXHIBIT A - ARTICLE 15

SERVICES PROVIDED BY THE SELLER’S REPRESENTATIVES

The services provided by the Seller’s Representatives, which are free of charge to the Buyer pursuant to Clause 15.2, are defined hereunder:

1.	The services provided by the Seller’s Representatives to the Buyer are expressed in “man-months”. The Buyer will receive a total of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] at the Buyer’s main base or at other locations to be mutually agreed.

2.	It is understood that the services provided by the Seller’s Representatives will include EIS and continual assistance.

3.	The number of the Seller’s Representatives assigned to the Buyer at any one time will be jointly agreed, but will at no time exceed [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Representatives, unless mutually agreed otherwise between the parties.

4.	The Seller and the Buyer will agree upon the number of the Seller’s Representatives present during the Buyer’s first months of operation of the A380-800 as well as the various areas in which these Representatives must be experts.

16	TRAINING AND TRAINING AIDS

16.1	General

This Article defines the terms and conditions for supplying training and training aids for the Buyer’s personnel to support the operation and maintenance of the Aircraft.

16.2	Scope

16.2.1	The range and scope of training and training aids to be provided free of charge under this Agreement are defined in Exhibit A to this Article 16.

16.2.2	The training courses provided under this Agreement will continue up to one (1) year after Delivery of the last Aircraft ordered under the terms of this Agreement.

16.2.3	If the Buyer does not use all or part of the training or training aids to be provided under this Article, no compensation or credit of any sort may be granted to the Buyer.

16.3	Training Organisation / Location

16.3.1	As far as possible, the training will be provided at the Seller’s training centre in BLAGNAC, France or in another of the training centres belonging to the Seller.

16.3.2	If the Seller is unable to provide training in BLAGNAC owing to the unavailability of the premises or scheduling requirements, the Seller will make arrangements for the training to be provided to the Buyer elsewhere.

16.3.3	At the Buyer’s request, the Seller may also provide certain training courses on the Buyer’s sites, if and when practicable for the Seller and according to mutually agreed terms and conditions. In this event, all the additional costs listed in Article 16.6.2 will be borne by the Buyer.

16.4	Training Courses

16.4.1	The training courses offered by the Seller, as well as the minimum and maximum numbers of trainees per course, are defined in the catalogue describing the Seller’s various training courses (the “Seller’s Training Course Catalog”) and will be scheduled as mutually agreed upon during a training conference (“the Training Conference”) to be held at least twelve (12) months prior to Delivery of the first Aircraft.

16.4.2	When training is performed by the Seller:

(i)	The training courses run will be the Seller’s standard courses as described in the Seller’s Training Course Catalog which is applicable at that time. The Seller will be responsible for the course programmes as well as the training aids and material necessary for the organisation of these courses.

(ii)	The course content and material used for training may not be totally customised. However, at the Buyer’s request, the course content must be modified in order to include the most important specific features of the Buyer’s Aircraft (with the exception of Buyer Furnished Equipment - BFE) which are known no later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] before the start of the first course. The material used for training flight crew and maintenance personnel will not be fully customised. However, this material will be configured in order to obtain the relevant approval of the Aviation Authorities and to support the Seller’s training programmes. Training data and documentation will not be subject to revision;

(iii)	Training data and documentation distributed to trainees as part of the training offered under this Agreement will be provided free of charge. Training data and documentation will be marked “FOR TRAINING ONLY” and as such are supplied for the sole and express purpose of training.

(iv)	At the Buyer’s request, and for those trainees following courses in BLAGNAC, FRANCE, the Seller will collect and package the training documentation and data in order to ship these to the Buyer’s base.

These will be shipped FCA Toulouse, Blagnac Airport, in accordance with the definition of this term given in publication No. 460 of the International Chamber of Commerce, published in April 1990. Ownership of the training documentation and data as well as any risk of loss or damage will be transferred to the Buyer upon delivery.

16.4.3	The Buyer will have a minimum notice period of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in which to notify its wish to cancel or reschedule a training course. If this notice period is not observed, and if the Seller cannot reassign the courses to other clients, these courses will either be deducted from the window allocated to the Buyer or the Buyer will be charged accordingly.

16.4.4	At the end of the training activities carried out pursuant to this Article 16, the Seller will issue the trainees with a training certificate. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] The Seller’s certification will in no way constitute official recognition or qualification given by any Aeronautical Authority whatsoever, but may be submitted to any such authority in order to obtain the appropriate formal qualification.

In the training is provided by a external training centre, selected by the Seller, the Seller will ensure that this training centre offers a similar certification. This certification will in no way constitute official recognition or qualification given by any Aeronautical Authority whatsoever, but may be submitted to any such authority in order to obtain the appropriate formal qualification.

16.5	Conditions Precedent

16.5.1	Training courses will normally be conducted in English, and all training aids will be written in English using common aeronautical terminology. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Trainees must have previous experience on a jet aircraft as defined in Exhibit B to this Article 16.

It is clearly understood that these courses are transition training courses and not basic or ab initio training courses.

Furthermore, the Buyer will be responsible for selecting the trainees and for their level at the start of the training.

16.5.2	The Buyer will provide the Seller with a list of the trainees chosen for each course, which must also specify the current valid qualification of each trainee. The Seller reserves the right to check the trainees’ proficiency and previous professional experience. The Seller will in no case warrant or otherwise be held liable for any trainee’s performance as a result of any training provided.

16.5.3	The Buyer may, if necessary, consult the Seller in relation to guiding the trainees chosen under Article 16.5.2 towards an appropriate initial training programme. Such programme will be the responsibility of the Buyer. The Seller may, if necessary, have this training coordinated by a competent external body. Such consultation, if it takes place, will be held during the Training Conference.

If the Seller determines that a trainee lacks the required entry level to carry out the training, following consultation with the Buyer, such trainee will be withdrawn from the training programme and will then be regarded as having been returned to the Buyer.

16.6	Logistics

16.6.1	Trainees

16.6.1.1	The Seller will provide free coach transportation for trainees between the designated pick-up point and the Seller’s training centre.

16.6.1.2	The daily allowances of the trainees will be borne by the Buyer.

16.6.2	Seller’s Instructors -Training Provided at a Centre Independent from the Seller at the Buyer’s request

If the training is provided by the Seller’s instructors other than in the Seller’s training centres, the Buyer, with the exception of the case described in Article 16.3.2., must repay to the Seller all secondment expenses associated with the assignment of these instructors and with the performance of their duties.

16.6.2.1	Secondment Expenses

Throughout the period between the day of secondment and the day on which the instructor returns to the Seller’s base, the secondment expenses will include accommodation, food and local transportation to and from the place of accommodation and the training course location. This list is not exhaustive. The Buyer will reimburse the Seller for all such expenses at the rate currently used by the Seller for its personnel.

16.6.2.2	Air Travel

The Buyer will reimburse the Seller for the costs incurred in buying flight tickets for travel between the Seller’s training centre and the site to which its instructors are assigned.

16.6.2.3	Training Material

The Buyer will reimburse the Seller for the cost of shipment for the training material needed to conduct such courses.

16.6.2.4	Transportation

The Buyer will be solely liable for any delays caused by air travel which occur when training is provided other than in the Seller’s training centres.

16.6.3	Essential Training Equipment - Training Provided in a Centre Independent from the Seller

The equipment required for providing the courses in any location other than the Seller’s training centres or a training centre chosen by the Seller will be provided by the Buyer in accordance with the Seller’s specifications.

16.7	Flight Crew Training

16.7.1	Flight Crew

16.7.1.1	The Seller will provide training for the flight crew in the form of type qualification or a CCQ qualification, provided that the Buyer has obtain approval from the Aviation Authorities for a type of CCQ training in the A330/A340 and A380 family. The crew will consist of one (1) captain and one (1) co-pilot, as defined in Exhibit A to this Article 16. The instruction manual will be the “Flight Crew Operating Manual” (“FCOM”).

16.7.1.2	Any offline flight instruction will be performed on an Aircraft already delivered to the Buyer. This instruction will not exceed one (1) session of one hour thirty minutes (1h30) per pilot. If the flight is performed at BLAGNAC, the Seller will assume responsibility free of charge for the online maintenance of the Aircraft, which includes standard maintenance, pre-flight inspections and changing of minor equipment, subject to the conditions hereof.

16.7.1.3	The spare parts required for flight instruction must be supplied by the Buyer. The Buyer must have previously taken out adequate insurance policies in accordance with the provisions of Article 16.12.

16.7.1.4	Fuel and oil costs as well as landing fees will be borne by the Seller.

16.7.2	Cabin Crew

The Seller will provide training for the Buyer’s cabin crew in accordance with the conditions defined in Exhibit A to this Article 16.

The familiarisation courses provided for the cabin crew will include the characteristics of the Buyer’s Aircraft and these will be given no earlier than two (2) weeks before the date on which the first Aircraft is delivered, unless agreed otherwise between the parties.

16.8	Maintenance Courses and Performance/Operations

16.8.1	The Seller will provide training for the Buyer’s ground maintenance personnel and performance/operations personnel, in accordance with the conditions defined in Exhibit A to this Article 16.

A list of available courses is given in the “Seller’s Training Courses Catalog”.

16.8.2	On-the-Job Training

The Seller will help the Buyer in identifying an external body that is qualified to give practical training courses in maintenance. The corresponding man days will be calculated in accordance with the provisions of paragraph 3 of Exhibit A to this Article 16.

16.9	Training provided by Suppliers and the Propulsion System Manufacturer

The Seller will ensure that the main equipment Suppliers and the Propulsion System Manufacturer will provide adequate training in the maintenance and overhaul of their products in good time.

A list of the Suppliers in question will be supplied to the Buyer.

16.10	Training Aids for the Buyer’s Training Centre

16.10.1	The Seller will provide training aids known as “Airbus Computer Based Training” (“Airbus CBT”) in accordance with the conditions defined in Exhibit A to this Article 16.

The Airbus CBT will be similar to that used in the Seller’s training centres. The Seller will offer the Buyer any update of the Airbus CBT as available in the Seller’s training centre, which the Buyer may procure from the Seller at the current price.

16.10.2	Delivery

16.10.2.1	The Seller will deliver the Airbus CBT defined in Exhibit A to this Article 16 at a date to be agreed during the Training Conference.

16.10.2.2	The Airbus CBT supplied pursuant to Article 16.10.1 will be delivered FCA Toulouse, Blagnac Airport. The respective ownership and risk of loss will be transferred to the Buyer upon delivery.

16.10.2.3	All costs related to transportation and insurance of the Airbus CBT from the FCA point to the Buyer’s facilities will be at the Buyer’s expense.

16.10.3	Installation of the Airbus CBT

16.10.3.1	At the Buyer’s request, the Seller may assist the Buyer with the installation of the Airbus CBT on its training site, following written notification from the Buyer that the various components, in accordance with the specification defined in the “Airbus CBT Technical Catalog” are ready and available on the Buyer’s training site.

16.10.3.2	The Buyer will supply the hardware onto which the Airbus CBT will be installed and the Seller will not be held liable in respect of any incompatibility between this hardware and the Airbus CBT.

16.10.3.3	The Airbus CBT will be installed by the Buyer’s personnel, who will have previously followed the Airbus CBT familiarisation training course. The Buyer will indemnify the Seller in respect of any injury to person and/or damage to property caused by or in any way connected with the handling and/or installation of the Airbus CBT by the Buyer’s personnel.

16.10.3.4	The Buyer will reimburse the expenses incurred by the Seller in the secondment of its personnel to the Buyer’s facilities in order to conduct the familiarisation course for the Airbus CBT, and/or to provide installation assistance, in accordance with the provisions of Article 16.6.2.

16.10.4	Licence

16.10.4.1	The Seller grants the Buyer a Licence to use the Airbus CBT, in accordance with the terms and conditions given in Exhibit C to this Article 16.

16.10.4.2	Any supply of additional sets of courseware, as well as the extension to the Licence for these courses, will be subject to the terms and conditions mutually agreed by the parties.

16.10.5	The Seller will not be responsible for and hereby disclaims any and all liabilities resulting from or in connection with the use by the Buyer of the training aids and Airbus CBT on the Buyer’s facilities.

16.11	Proprietary Rights

The training data and documentation, the Airbus CBT and training aids are proprietary to the Seller and/or its suppliers, and the Buyer agrees not to disclose the content thereof, in whole or in part, to any third party without the prior written consent of the Seller.

16.12	Indemnities and Insurance

The provisions concerning indemnity and insurance requirements applicable to this Article 16 are given in Article 19.

EXHIBIT A - ARTICLE 16

TRAINING ALLOWANCE

1	Operations Training

1.1	Flight Crew Training

1.1.1	The Seller will provide training free of charge (A380 type qualification) for the flight crew in the amount of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] crew per Aircraft for each of Aircraft Nos. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] crew per Aircraft for each of the subsequent Aircraft.

1.1.2	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.1.3	The Buyer must notify the Seller of the type of training chosen no later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] before the delivery of the Aircraft in question.

1.2	Flight Assistance for the Flight Crew

In order to enable the flight crew to gain initial flight experience, the Seller will provide the Buyer with the services of instructor pilots for a total period of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The Buyer and the Seller will agree upon the number of instructors present at any one time.

1.3	Familiarisation Course for Cabin Crew

The Buyer will also receive free training for the cabin crew up to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in number.

2	Maintenance and Performance/Operations Training

The Buyer will also receive free training for trainees, expressed in man-days, of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for training the maintenance personnel and [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for Performance/Operations courses.

2.1	These man-days will be used solely for the maintenance and performance/operations courses as defined in the Training Course Catalog in force at that time.

2.2	Notwithstanding the allowance of man-days specified in paragraph 2 above, the number of “Engine Run-up” courses will be limited to one course for [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] trainees for each Aircraft firmly ordered under this agreement, subject to a maximum of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] courses.

3	Breakdown of Man Days

The man-days will be broken down as follows:

-	For training in the Seller’s training centres: one (1) training day for one (1) trainee will equal one (1) man day. The number of trainees present at the start of the course will be considered to be the number of trainees that followed the course.

-	For training outside the Seller’s training centres, at the request of the Buyer: one (1) day of secondment for one (1) of the Seller’s instructors will equal the number of trainees attending the course, or a minimum of twelve (12) man days.

4	Training Aids in the Buyer’s Training Centre

4.1	The Seller will provide the Buyer with [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airbus CBT as described in Articles 4.1.1 and 4.1.2 above, for one or more work stations in relation to the type or types of Aircraft ordered under this Agreement.

4.1.1	Training Aides for the flight crew/operations/performance personnel

The Airbus CBT will consist of:

-	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airbus CBT user guides

-	Colour cockpit panels - scale 1/1
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] paper sets or
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] CD-ROMs for printing

-	Colour cockpit panels - scale 1/2
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] paper sets or
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] CD-ROMs for printing

-	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] sets of CD-ROMs with the control software for the course delivered

The training software for the flight crew/operations/performance personnel will be provided with:

-	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] sets of CD-ROMs

-	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] sets of paper documentation, if necessary

-	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] sets of print-outs

-	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] sets of videodisks

-	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] “Training Interface for Performance and Weight and Balance” (TIPWB)” software packages

4.1.2	Training Aids for maintenance personnel

The Airbus CBT will consist of:

-	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airbus CBT user guides

-	Colour cockpit panels - scale 1/1
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] paper sets and
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] CD-ROMs for printing

-	Colour cockpit panels - scale 1/2
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] paper sets and
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] CD-ROMs for printing

-	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] sets of CD-ROMs with the control software for the course delivered

The training software for the maintenance personnel will be provided with:

-	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] set of CD-ROMs

-	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] set of paper documentation, if necessary

-	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] set of print-outs

-	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] sets of videodisks

EXHIBIT B - ARTICLE 16

MINIMUM QUALIFICATION REQUIRED FOR

CREW TRAINING

(Type Qualification Courses)

The prerequisites listed below are the minimum recommended requirements specified for Airbus training. If the appropriate official authorities or the specific rules of the airline contain additional or more extensive requirements, these will prevail over the prerequisites stated below.

Prerequisites for a captain:

-	fluency in English,

-	1,500 hours minimum flying experience,

-	1000 hours experience on JAR/FAR25 aircraft,

-	200 hours experience as an airline pilot, corporate pilot or military pilot,

-	must have piloted a cargo aircraft within the last 12 months.

Prerequisites for a co-pilot:

-	fluency in English,

-	500 hours minimum flying experience,

-	300 hours experience on JAR/FAR25 aircraft,

-	200 hours experience as an airline pilot, corporate pilot or military pilot,

-	must have piloted a cargo aircraft within the last 12 months.

if one or more of the above criteria are not met, the trainee (co-pilot or captain) must follow:

- an adapted course (example : if not fluent in English, an adapted course with a translator)

or

- a Entry Level Training program before following a regular or adapted course.

These programmes will be the responsibility of the Buyer.

Prerequisites for maintenance personnel

-	fluency in technical English,

-	experience in maintenance of airliners,

-	for electricity/avionics specialists, knowledge of digital technologies, including ARINC 429.

If this latter requirements is not fulfilled, the trainee must follow a Basic Digital Course.

EXHIBIT C - ARTICLE 16

LICENCE FOR USE OF THE AIRBUS COMPUTER BASED TRAINING SYSTEM

(“AIRBUS CBT”)

1	Definitions

1.1	For the purposes of this Exhibit C to Article 16, the following definitions apply:

“Airbus CBT” means both Airbus CBT Software and Airbus CBT Courseware.

“Airbus CBT Courseware” means the content of courses designed to train operations and maintenance personnel.

“Airbus CBT Software” means the programme that permits the use of the Airbus CBT Courseware.

“Student / Instructor Mode” means the mode that allows the Buyer to use the Airbus CBT Courseware.

“Airbus CBT Familiarisation” means the training that permits the Buyer to load and use the Airbus CBT.

1.2	It is specified that the hardware required for the Airbus CBT to operate is not part of the Airbus CBT, and that the Buyer will be alone responsible for procuring such. Responsibility for the supply of hardware to operate the AIRBUS CBT falls solely upon the Buyer.

2	Transfer

The Seller grants the Buyer the right to use the Airbus CBT for the Term of this licence (“Airbus CBT Licence”).

3	Copies

3.1	The Buyer will be authorised to copy the Airbus CBT Software for backup and filing purposes and for loading the Airbus CBT Software onto the Buyer’s work stations only. The Buyer will notify the Seller in writing of the reasons for reproduction and the number of copies reproduced. Any other reproduction is strictly prohibited, with the exception of the media defined in Article 3.3.

3.2	The Buyer agrees to reproduce the copyrights and other references appearing on / or in the initial medium on all copies made of the Airbus CBT Software.

3.3	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4	Term

The rights attached to the Airbus CBT Licence will be granted to the Buyer for as long as the Buyer uses the Seller’s Aircraft model to which the Airbus CBT relates. When the Buyer stops operating this model of Aircraft, it must return the Airbus CBT to the Seller as well as any copies thereof, together with a notification certifying that the Buyer has returned all existing copies.

5	Personal on Site Licence

5.1	The Airbus CBT Licence is allocated to the Buyer for its own personal use on all its facilities and is non-transferable and non-exclusive.

5.2	The Buyer is not authorised to (i) distribute or sub-licence all or part of the Airbus CBT, (ii) modify or design derivatives of the Airbus CBT Software, (iii) publicly exhibit extracts from the Airbus CBT Software, (iv) send the Airbus CBT Software electronically or by any other means whatsoever. However, the Buyer is authorised to adapt the Airbus CBT with respect to the usage specified in paragraph 6.2 of this Airbus CBT Licence. To this end, the Buyer may procure from the Seller, at the current price, the electronic tools which will enable it to customise the courses.

6	Conditions of use

6.1	Use of the Airbus CBT Software

The Buyer will use the Airbus CBT Software exclusively for:

(i)	organising and supporting trainees for one or more training courses,

(ii)	combining existing courses or creating new courses from the course modules available.

However, the Seller will not be responsible for any course content that may have been reorganised or changed by the Buyer.

6.2	Use of the Airbus CBT Courseware

The Buyer will use the Airbus CBT Courseware for the exclusive purpose of training its personnel, or third party personnel contracted to work on the Buyer’s Aircraft. This training must be performed on the Buyer’s site or on the premises of the subcontractor and must be conducted by the Buyer’s personnel.

7	Proprietary Rights and Non-Disclosure

As applicable, the Seller or suppliers retain all proprietary rights and any other copyright, intellectual property, commercial or industrial rights of whatever nature which relate to the Airbus CBT Software and Airbus CBT Courseware.

The Airbus CBT Software and Airbus CBT Courseware and their contents are confidential.

The Buyer will not derive any commercial advantage by copying or presenting the Airbus CBT Software, Airbus CBT Courseware or any related documentation to third parties, nor from any rearrangement, modification or copy which might be made thereof.

The Buyer acknowledges the Seller’s proprietary rights in relation to the Airbus CBT and undertakes not to disclose the Airbus CBT Software or Airbus CBT Courseware or the contents thereof to any third party without the prior written consent of the Seller. Insofar as it is necessary to disclose certain aspects of the Airbus CBT Software and/or the Airbus CBT Courseware to the Buyer’s employees, such disclosure is permitted only for the purpose for which the Airbus CBT Software and Airbus CBT Courseware were supplied to the Buyer under the Airbus CBT Licence and solely to those employees requiring such information.

8	Guarantee

8.1	The Seller warrants that the Airbus CBT has been prepared in accordance with the state of art on the date of its conception. Should the Airbus CBT be found to contain any non-conformity or defect, the Buyer will promptly notify the Seller thereof and the sole and exclusive liability of the Seller under this paragraph 8.1 will be to correct or replace the Airbus CBT.

8.2	The Seller’s warranties, obligations and responsibilities and the Buyer’s recourse specified in this Airbus CBT Licence are exclusive and replace, and the Buyer, except in the case of gross, intentional or wilful misconduct on the part of the Seller, hereby relinquishes, withdraws and renounces any other warranties, obligations and responsibilities applicable to the Seller, rights, claims and recourses of the Buyer against the Seller, either explicit or implicit, arising from law or otherwise with regard to any non-conformity or defect of the Airbus CBT delivered under this Agreement.

17	EQUIPMENT SUPPLIER PRODUCT SUPPORT

17.1	Equipment Supplier Product Support Agreements

17.1.1	The Seller has obtained enforceable and transferable product support agreements from Suppliers of Seller Furnished Equipment listed in the Specification.

17.1.2	These Supplier product support agreements are based on the “World Airlines Suppliers Guide” and will group [all] “Equipment Supplier Product Support Agreements”. The latter include provisions relating to the following points:

17.1.2.1	Manuals and technical data shall be supplied in numbers sufficient to allow the use, maintenance and overhaul of Supplier equipment. These manuals and this technical documentation, together with the associated revision service, shall be published in English and edited to conform to the applicable provisions of the ATA 100 and 101 Standards. The Seller will recommend that data on electronic media published as Appendices to the “Component Maintenance Manual” conform to the ATA 102 Standard - level 3.

17.1.2.2	Warranties shall include the standard guarantee and Service Life Policy, M.T.B.U.R. warranties as laid down in the Supplier Product Support Agreement, and “Direct Maintenance Cost” guarantees.

In addition, Suppliers of landing gear and the nacelle/thrust reverser system shall provide Service Life Policies.

17.1.2.3	Training to ensure efficient operation, maintenance and overhaul of the Supplier Parts for the Buyer’s instructors, shop and line service personnel.

17.1.2.4	Spares data conforming to the ATA 200/2000 Standard, initial provisioning recommendations, spare parts and a logistic service including routine and expedited deliveries.

17.1.2.5	Technical service to assist the Buyer with maintenance, repair, operation and inspection of Supplier Parts as well as required tooling and spares provisioning.

17.1.2.6	The standards to which this Clause 17.1 refers may change according to standards in force.

17.2	Supplier Compliance

The Seller shall monitor Supplier compliance with product support commitments defined in the Supplier Product Support Agreements and shall take remedial action together with the Buyer if necessary.

18	BUYER FURNISHED EQUIPMENT

18.1	Administration

18.1.1	At no additional charge, the Seller shall install those items of equipment which are identified in the Specification as being furnished by the Buyer (“Buyer Furnished Equipment” or “BFE”), provided that they are listed in the Airbus BFE Catalog of Approved Suppliers by Products.

The Seller shall advise the Buyer of the dates by which, in the planned release of technical data for the Aircraft, the Seller requires a detailed engineering specification, including the description, dimensions and weight of the BFE, plus information related to its certification, installation and operation. The Buyer shall furnish said data in writing by the dates so specified. This data shall not thereafter be revised unless authorised by a Specification Change Notice.

The Seller shall also inform the Buyer in good time of the schedule and the addresses at which the BFE must be delivered to the Seller to allow its installation on the Aircraft and delivery of the Aircraft in accordance with the delivery programme. The list of spare parts required shall be notified to the Buyer at the same time as the aforementioned delivery programme. BFE shall be delivered in a serviceable condition, so as to allow performance of any assembly, tests, or acceptance procedure in accordance with the industrial schedule.

The Buyer shall also provide, when requested by the Seller, at AEROSPATIALE MATRA S.A. works in TOULOUSE (FRANCE) and/or at DAIMLERCHRYSLER AEROSPACE AIRBUS GmbH, Division Flugzeugbau at HAMBURG (FRG) adequate field service including support from BFE suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

18.1.2	The Seller shall be entitled to refuse any item of BFE which it considers to be non-compliant with the Technical Specification, the above mentioned engineering specification or the certification requirements.

18.1.3	BFE shall be imported into FRANCE or into the FEDERAL REPUBLIC OF GERMANY by the Buyer under a suspensive customs system (“Régime de l’entrepôt industriel pour fabrication coordonnée” or “Zollverschluss”) without any French or German tax or customs duty, and shall be Delivered Duty Unpaid (DDU) according to the Incoterms definition.

Shipping Address:

EADS Airbus S.A.

316 Route de Bayonne

31300 TOULOUSE

FRANCE

or

EADS Airbus GmbH

Division Hamburger Flugzeugbau

Kreetslag 10

21129 HAMBURG

FEDERAL REPUBLIC OF GERMANY

in accordance with the provisions of Clause 18.1.

18.1.4	If the Buyer requests the Seller to supply directly certain items which are considered as BFE according to the Technical Specification and if said request is notified to the Seller in due time in order not to affect the Scheduled Delivery Month, the Seller may agree to order such items subject to the execution of a Specification Change Notice reflecting the effect on price, escalation adjustment, and any other changes that may be made to the terms and conditions of the Agreement. In this case, the Seller will bill the Buyer for the handling charge for ordering said parts, not exceeding [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the purchase price of same. The Seller shall not be legally liable for any delay in the delivery of parts or product support commitments for said parts; the latter will be the subject of separate agreements between the Buyer and the Supplier involved.

18.2	Aviation Authorities’ Requirements

The Seller hereby warrants that BFE:

(i)	will be manufactured by an established, reputable supplier;

(ii)	will be compliant with the Technical Specification and the Type Certification requirements as set forth in the “Type Certificate Data Sheet”;

(iii)	shall receive the approval of the Aviation Authorities responsible for issuing the [Export] Airworthiness Certificate, and the Buyer’s Aviation Authorities insofar as this concerns their installation and use on the Aircraft at the time of its Delivery.

The Seller shall be responsible for all costs under this Clause 18.2.

18.3	Buyer’s Remedy and Seller’s Obligations

18.3.1	Any delay or default by the Buyer on its obligations under Clauses 18.1 and 18.2 may delay execution of the Seller’s obligations and lead to a change to the Final Price of the Aircraft; said change will take into account the new schedule for delivering the Aircraft. Moreover, if the Buyer’s default leads to a delay in delivering the Aircraft exceeding [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] , the Seller shall be entitled to require from the former reimbursement of its additional incurred costs due to said delay or default, including specifically those for storage, taxes, insurance and out-of sequence installation, but not including financing charges. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

18.3.2	Further, in any such event, the Seller may decide, after informing the Buyer, to:

(i)	purchase and install equipment similar to that concerned, in which case the Final Price of the affected Aircraft shall also be increased by the purchase price of such equipment plus the Seller’s reasonable handling costs and expenses, not exceeding [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for carriage, insurance, packaging and if so required and not already provided for in the price of the Aircraft for adjustment and calibration; or

(ii)	if the BFE shall be so delayed by more than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] , or unapproved within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] , deliver the Aircraft without said equipment being installed, notwithstanding the terms of Clause 7. The Seller shall thereupon be relieved of its obligation to install said equipment. In the event of such delay in delivery or approval, the Buyer may also elect to have the Aircraft delivered without said equipment being installed.

18.4	Title and Risk of Loss

Title to and risk of loss of any BFE shall at all times remain with the Buyer except that risk of loss (limited to the replacement cost of said BFE and excluding in particular loss of use) shall be with the Seller for as long as such BFE shall be under the care, custody and control of the Seller.

19	COMPENSATION AND INSURANCE

19.1	Indemnities Relating to Inspection, Acceptance Tests (on the ground and in flight) and Ground Training

19.1.1	The Seller shall, except in case of gross negligence or wilful misconduct of the Buyer, its directors, agents or employees, be solely liable for and shall indemnify and hold harmless the Buyer, its directors, agents and employees, and their respective insurers from and against all liabilities, claims, damages, costs and expenses (including court charges and legal expenses) in respect of loss of or damage occasioned to the Seller’s property and/or death of or injury to the directors, agents or employees of the Seller and/or from and against all liabilities, claims, damages, loss or expense (including court charges and legal expenses) for any damage caused by the Seller to third parties arising out of or in any way connected with any ground inspection, acceptance test flight, tests or inspection under Clause 6 or Clause 8 of this Agreement and/or Ground Training Services. This exemption does not apply to legal claims from social security organizations.

19.1.2	The Buyer shall, except in case of gross negligence or wilful misconduct of the Seller, its Affiliates, sub-contractors, officers, directors, agents and employees, be solely liable for and shall indemnify and hold harmless the Seller, its Affiliates, sub-contractors, officers, directors, agents and employees, and their respective insurers from and against all liabilities, claims, damages, losses and expenses (including court charges and legal expenses) in respect of death of or injury to the Buyer’s directors, agents or employees participating in any way in ground inspections, acceptance test flights, tests or inspections under Clause 6 or Clause 8 of this Agreement and/or Ground Training Services. This exemption does not apply to legal claims from social security organizations.

19.2	Indemnities Relating to Training on Aircraft

19.2.1	The Buyer shall, except in the case of gross negligence or wilful misconduct of the Seller, its Affiliates, sub-contractors, officers, directors, agents and employees, be solely liable for and shall indemnify and hold harmless the Seller, its Affiliates, sub-contractors, officers and their respective insurers from and against all liabilities, claims, damages, losses and expenses (including court charges and legal fees) incident thereto or incident to successfully establishing the right to indemnification, for death of or injury to or any person (including any of the Buyer’s directors, agents and employees utilising such training services, but excluding the Seller’s directors, agents and employees) and/or for loss of or damage to any property and/or for loss of use thereof arising (including the Aircraft on which the Training is performed), arising out of or in any way connected to the performance of any Aircraft Training Services under this Agreement. This exemption does not apply to legal claims from social security organizations.

19.2.2	The foregoing indemnity shall not apply to the Seller’s legal liability towards any person, including any director, agent and representative of the Buyer not participating in the Training on the Aircraft, or any other property owned by the Buyer, other than the aircraft concerned, arising out of an accident caused solely by a product defect in the Aircraft delivered to and accepted by the Buyer hereunder.

19.3	Indemnities relating to Seller’s Representatives’ Services

19.3.1	The Buyer shall, except in case of gross negligence or wilful misconduct of the Seller, its Affiliates, and officers, be solely liable for and shall indemnify and hold harmless the Seller, its Affiliates, sub-contractors and its officers and their respective insurers from and against all liabilities, claims, damages, losses and expenses (including court charges and legal fees) for death of or injury to any person (except the death of or injury to the Seller’s Representatives) and for loss of or damage to property and/or loss of use thereof howsoever arising out of or in connection with the Seller’s Representatives’ Services. This exemption does not apply to legal claims from social security organizations.

19.3.2	The Seller shall, except in the event of gross negligence or wilful misconduct by the Buyer, and/or its directors, agents or employees, be solely liable and shall indemnify and hold harmless the Buyer, its directors, agents, employees and their respective insurers from and against all liabilities, claims, damages, losses and expenses (including court charges and legal fees) for death of or injury to the Seller’s Representatives arising from or in any way connected with the Seller’s Representatives’ Services. This exemption does not apply to legal claims from social security organizations.

19.4	Insurances

19.4.1	The Buyer hereby agrees to take out the necessary insurances covering its commitments under Clauses 19.1.2, 19.2 and 19.3.1 and, if the Seller so requests, shall produce insurance certificates in English from its brokers attesting that said policies are paid up to date.

19.4.2	For all periods of Training on Aircraft, the Buyer shall ensure that its insurers show the Seller, its Affiliates, sub-contractors, officers, directors, agents, employees and respective insurers as additional insured persons/entities on all the Buyer’s comprehensive Aviation Legal Liability insurance policies, to the extent of the Buyer’s commitments set forth at Clause 19.2.1. Where “All Risks” and “War Perils” insurance policies are concerned, the Buyer shall ensure the underwriters waive all subrogation rights against the Seller, its Affiliates, sub-contractors, officers, directors, agents, employees and respective insurers to the extent of the Buyer’s commitments set forth at Clause 19.2.

Any applicable insurance excess shall be borne by the Buyer. With respect to the aforementiones policies, the Buyer shall furnish to the Seller, not less than seven (7) working days prior to the start of any such training period, certificates of insurance, in English, evidencing the limit of liability cover and period of insurance in a form acceptable to the Seller from the Buyer’s insurance broker(s) certifying that such policies have been endorsed as follows:

(i)	under the Comprehensive Aviation Legal Liability Insurances, the Buyer’s policies are primary and non-contributory to any insurance maintained by the Seller;

(ii)	said insurance policies can only be cancelled or materially altered by the giving of not less than thirty (30) days (but seven (7) days or such lesser period as may be customarily available in respect of War Risks and Allied Perils) prior written notice thereof to the Seller; and

(iii)	under any such cover, all rights of subrogation against the Seller, its sub-contractors, officers, Affiliates, directors, employees and agents and their respective insurers, have been waived to the extent of the Buyer’s commitment as set forth in Clause 19.2 and this Clause 19.4.2

19.5	Notice of Claims

If any claim is made or suit is brought against either party (or its respective directors, employees, or agents) for damages for which liability has been assumed by the other party in accordance with the provisions of this Agreement, the party against which a claim is so made or suit is so brought shall promptly inform the other party, and the latter shall (unless otherwise requested by the former party against which a claim is so made or suit is so brought, in which case the other party nevertheless shall have the right to) assume and conduct the defence thereof, or effect any settlement which it, in its opinion, deems proper.

20	TERMINATION

20.1	Termination for Insolvency

In the event that either the Seller or the Buyer:

(a)	makes a general assignment for the benefit of creditors or becomes insolvent;

(b)	files a voluntary petition in bankruptcy;

c)	petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets;

d)	commences under the laws of any competent jurisdiction any proceedings involving its insolvency, bankruptcy, readjustment of debt, liquidation or any other similar proceeding for the relief of financially distressed debtors;

e)	becomes the object of any proceeding or action of the type described in (c) or (d) above and such proceeding or action remains undismissed or unstayed for a period of at least [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or

f)	is divested of a substantial part of its assets for a period of at least [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

then the other party may, to the full extent permitted by law, by written notice, terminate all or part of this Agreement.

20.2	Termination for Non-Payment of Instalments

If for any Aircraft the Buyer fails to make any Instalments at the time, in the manner and in the amount specified in Clause 5.3 the Seller may, by written notice to the Buyer, require it to remedy said defect within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

If the Buyer does not remedy such defect within said period, the Seller shall be entitled, by written notice to the Buyer, to cancel all or part pf this Agreement [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

20.3	Termination for Failure to Take Delivery

If the Buyer does not comply with its obligations under Clause 9.2.3, or if the Final Price for the Aircraft has not been paid, the Seller reserves the right, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after giving the Buyer [written] notice to remedy such defect, to cancel in writing to the Buyer the Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

All costs referred to in Clause 9.2.3 and relating to the period between the date of delivery and the date of termination of all or part of this Agreement shall be borne by the Buyer.

20.4	General

20.4.1	Notwithstanding the provisions of Clauses 20.2 and 20.3, and without prejudice to the Seller exercising its right of termination, the Parties undertake to hold discussions in good faith during the notice period specified in the aforementioned clauses, with the objective of reaching an amicable solution, enabling the Seller to avoid exercising its right of termination.

20.4.2	Termination of all or part of this Agreement under any of Clauses 20.1 to 20.3 shall become effective on receipt by the Party concerned of the notice sent by the other Party, with no requirement for either Party to initiate additional proceedings or seek agreement from the other Party or authorization from the competent courts.

20.4.3	The right for either party under Clause 20.1 and for the Seller under Clauses 20.2 and 20.3 to terminate all or part of this Agreement shall be without prejudice to any other rights and remedies available to such party to seek termination of all or part of this Agreement before any court [or arbitration panel]* having jurisdiction pursuant to any failure by the other party to perform its obligations under this Agreement.

20.4.4	If the party wishing to terminate this Agreement decides to terminate part of it only, the notice sent to the other party shall specify those provisions of this Agreement which shall be terminated.

20.4.5	In the event of termination of this Agreement following a default by the Buyer, as set forth under Clauses 20.1 to 20.3, the Seller shall be entitled to retain all Instalments, commitment fees, option fees and any other monies paid by the Buyer to the Seller under this Agreement and corresponding to the Aircraft, services, data and other items covered by such termination, in such sum as will cover any loss suffered by the Seller due to said default by the Buyer. The sum withheld by the Buyer shall not exceed the amount of the Instalments, commitment fees, option fees and other monies paid by the Buyer to the Seller under this Agreement corresponding to the Aircraft, services, data, information or any other item involved by this termination.

20.4.6	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

21 -	ASSIGNMENTS AND TRANSFERS

21.1	The Agreement shall be deemed “intuiti personae” and neither the rights nor the obligations of said Agreement may be the subject of an assignment, novation, delegation, sale or transfer in any way whatsoever, in entirety or in part, by either Party without the prior consent in writing of the other Party; said consent not to withheld without good reason.

Any assignment made without said consent shall be deemed void.

21.2	Notwithstanding the provisions of Clause 21.1, the Seller shall be entitled to transfer its rights and/or obligations under the Agreement to any of its majority Affiliates, or to its successors in law or assignees following its re-organisation or re-structuring without the Buyer’s consent, provided such transfer does not expose the Buyer to additional charges, costs, obligations or liabilities and that the assignor indemnifies the Buyer for said charges, costs, obligations and liabilities.

21.3	Notwithstanding the provisions of Clause 21.1, the Buyer shall be entitled to assign its rights under the Agreement to an authorized lender in order to finance any payment due from the Buyer under the Agreement and shall supply the Seller with the necessary documentation for this transfer. Under no circumstances shall this transfer change the Seller’s obligations concerning the transfer of possession and title as set forth in this Agreement for any Aircraft involved in such financing up to delivery and the payment for said Aircraft under the terms and conditions of contract. Ant costs (including legal fees) connected with such a transfer shall be borne by the Buyer.

21.4	Any transfer under Clause 21.3 shall be subject to the following conditions:

(1)	That the assignee agrees, in a form approved beforehand by the Seller, to comply with all the Clauses, conditions and limitations of this Agreement;

(2)	That the assignor is in no way discharged from any of its obligations under the Agreement, unless said obligation is discharged by the assignee and that the transfer is not any way a novation to the Agreement;

(3)	That the transfer will not result in the Seller being exposed to additional charges, costs, obligations or liabilities and that the assignor will indemnify the Seller for said charges, costs, obligations and liabilities.

22 -	MISCELLANEOUS

22.1	Data Retrieval

The Buyer shall provide the Seller, as the Seller may reasonably request, with all the necessary data as customarily compiled by the Buyer and pertaining to the operation of the Aircraft to assist the Seller in making efficient and coordinated survey of all reliability, maintainability, operational and cost data with a view to improving the safety, availability and operational costs of the Aircraft.

22.2	Notices

All notices and requests pursuant to this Agreement shall be in writing and delivered by hand to an authorised representative of the recipient party, or sent by registered letter (with acknowledgement of receipt) or by telex. In either case, the date of receipt shall be deemed to be the effective date of said notice or request.

Seller’s address for notices is:

AIRBUS INDUSTRIE

To V. P. Contracts

1, rond-point Maurice Bellonte

31707 BLAGNAC CEDEX

FRANCE

Buyer’s address for notices is:

Société AIR FRANCE

fao DB FL

45 rue de Paris

95747 Roissy Charles de Gaulle Cedex

or such other address or such other person as the party receiving the notice or request may reasonably designate from time to time.

22.3	Waiver

The failure of either party to enforce at any time any of the provisions of this Agreement, or to exercise any right herein provided, or to require at any time performance by the other party of any of the provisions hereof, shall in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part thereof or the right of the other party thereafter to enforce each and every such provision. The express waiver (whether made one (1) or several times) by either party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

22.4	Law and Jurisdiction

22.4.1	This Agreement shall be governed by and construed in accordance with the laws of France.

22.4.2	Any dispute arising out of or in connection with this Agreement shall be finally settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce by three (3) arbitrators appointed in accordance with such rules. Arbitration shall take place in Paris in the English language.

22.5	International Supply Contract

The Buyer and the Seller recognise that this Agreement is an international supply contract which has been the subject of discussion and negotiation, that all its terms and conditions are fully understood by the parties, and that the Specification and price of the Aircraft and the other mutual agreements of the parties set forth herein were arrived at in consideration of, inter alia, all the provisions hereof specifically including all waivers, releases and renunciations by the Buyer set out herein.

22.6	Severability

In the event that any provision of this Agreement should for any reason be held ineffective, the remainder of this Agreement shall remain in full force and effect.

22.7	Alterations to Contract

This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives.

22.8	Language

All correspondence, documents and any other written matters in connection with this Agreement shall be in French or English.

22.9	Confidentiality

This Agreement including any Exhibits or other documents related hereto shall be treated by both parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to professional advisors for the purpose of implementation hereof.

In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party hereto.

IN WITNESS WHEREOF this Agreement was entered into the day and year first above written.

Paris, 18th June 2001

For and on behalf of:	For and on behalf of:
Société AIR FRANCE	AIRBUS INDUSTRIE

Signed by: Jean-Cyril Spinetta	Signed by: Noël Forgeard

Position: Chairman & CEO	Position: Managing Director

AMENDMENT NO.1

TO THE A380 PURCHASE

AGREEMENT

DRAWN UP BETWEEN

AIRBUS

AND

SOCIETE AIR FRANCE

CONTENTS

CLAUSE	T I T L E

1	Aircraft Delivery Schedule

2	Predelivery Payments

3	Optional Aircraft Delivery Schedule

4	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5	Miscellaneous

AMENDMENT No. 1—A380 AFR

To the A380 Purchase Agreement drawn up on 18 June 2001.

This Amendment No. 1 was drawn up today        February 2004.

Between:

AIRBUS S.N.C., previously called AIRBUS INDUSTRIE

French Partnership:

1, Rond-Point Maurice Bellonte

31707—BLAGNAC—CEDEX

FRANCE

(hereinafter referred to as the “Seller), of the one part

And:

Société AIR FRANCE

French Company governed by the Civil Aviation Code, whose Registered Office is situated at:

45, Rue de Paris

95747—ROISSY CDG—CEDEX

FRANCE

(Bobigny Trade Register 552 043 002)

(hereinafter referred to as the “Buyer”), of the other part

WHEREAS:

A-	The Buyer and the Seller have entered into a Purchase Agreement dated 18 June 2001 (the “A380 Purchase Agreement”) concerning the manufacture and sale by the Seller and the purchase by the Buyer of ten (10) A380 Aircraft ordered on a firm basis and the granting of four (4) purchase options.

B-	The Buyer and the Seller have agreed to amend a number of provisions of the A380 Purchase Agreement in order to incorporate the following changes:

(i)	change to the delivery dates for Aircraft Nos. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

(ii)	change to the delivery dates for two Optional Aircraft;

(iii)	reorganisation of the Predelivery Payments;

THE PARTIES HAVE AGREED TO THE FOLLOWING PROVISIONS:

1.	Delivery Schedule

The Buyer and the Seller have agreed to change the Stipulated Month of Delivery for Firm Aircraft Nos. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Consequently, the delivery schedule given in Article 9.1.1 of the A380 Purchase Agreement has been amended and the new delivery schedule is henceforth as follows:

Aircraft	Delivery Month
Aircraft No. 1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Aircraft No. 2
Aircraft No. 3
Aircraft No. 4
Aircraft No. 5
Aircraft No. 6
Aircraft No. 7
Aircraft No. 8
Aircraft No. 9
Aircraft No. 10

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.	Predelivery Payments

The due dates for the Predelivery Payments for Firm Aircraft Nos. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be amended in order to take account of the new Stipulated Months of Delivery. Letter CCDAT [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] reflects the adjustments made as a result of these changes.

3.	Optional Aircraft Delivery Schedule

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

Optional Aircraft No. 1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Optional Aircraft No. 2
Optional Aircraft No. 3
Optional Aircraft No. 4

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.	Miscellaneous

5.1	Amendments to the A380 Purchase Agreement

All the provisions laid down in the A380 Purchase Agreement remain applicable provided that they are not explicitly amended in this Amendment No. 1.

If there is any contradiction or incompatibility between the provisions of the A380 Purchase Agreement and those of this Amendment No. 1, the latter shall prevail to the extent of such incompatibility.

5.2	Signature

This Amendment No. 1, which will be administered and construed according to French laws, has been drawn up in two (2) original copies.

For and on behalf of Société AIR FRANCE	For and on behalf of AIRBUS S.N.C.

By:	By:

Position:	Position:

Date:	Date:

EXHIBIT A

SPECIFICATION

The A380-800 Standard Specification is contained in a separate folder.

EXHIBIT B

STANDARD

SPECIFICATION CHANGE NOTICE

(“SCN”)

EXHIBIT C

PRICE REVISION

FORMULA

PART 1 – AIRFRAME PRICE REVISION FORMULA

1.	Basic Price

The Airframe Basic Price is defined in Article 3.1 of this Agreement. This Basic Price is subject to adjustment for changes in economic conditions as measured by data published by the US Department of Labor, Bureau of Labor Statistics, in accordance with the following provisions.

2.	Base Period

The Airframe Basic Price has been calculated in accordance with the average economic conditions prevailing in December 1998, January 1999, February 1999, corresponding to a theoretical delivery in January 2000 as defined by the EClb and lCb indexes indicated in Paragraph 4 of this Agreement.

The ECIb and ICb indicated in Paragraph 4 below shall not be subject to any revision.

3.	Reference Indexes

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” (Aircraft manufacturing, standard industrial classification code SIC 3721, wages and salaries, base month and year June 1989 = 100) quarterly published by the US Department of Labor, Bureau of Labor Statistics, hereafter referred to as “ECI SIC 3721W”.

The index value published quarterly in March, June, September and December shall apply, respectively, for the two preceding months.

Material Index: “Industrial Commodities” (hereafter referred to as “IC”), as published in the “Producer Price Indexes” (Table 6 - Producer price indexes and percent changes for commodity groupings and individual items) (Base Year 1982 = 100).

4	Revision Formula

Pn	=	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

where

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.	General Provisions

5.1	Roundings

The Labor Index average and the Material Index average shall be computed to the first decimal. If the next decimal is five (5) or more, the preceding decimal shall be rounded to the next higher figure.

Each quotient shall be rounded to the nearest fourth (4th) decimal place. If the next decimal is five (5) or more, the preceding decimal shall be rounded to the next higher figure.

The final revision coefficient shall be rounded to the nearest fourth (4th) decimal place.

The final price Pn shall be rounded to the nearest whole number (0.5 or rounded up to 1).

5.2	Substitute Indexes

If:

(i)	the U.S. Department of Labor substantially revises the calculation methodology of the above reference indexes, or

(ii)	the U.S. Department of Labor discontinues, either temporarily or permanently, one of the above reference indexes, or

(iii)	the data used to calculate one of the above reference indexes are substantially changed;

The Seller and the Buyer shall jointly select a substitute index.

This substitute index shall reflect as closely as possible the actual variance of the labor or material costs used in the calculation of the original index.

As a result of the selection of the substitute index, the Airframe Price Revision Formula shall be adjusted accordingly so that the original index or the substitute index can both be used thereafter.

5.3	Final Index Values

The index values defined in Paragraph 4 above shall be considered final and no further adjustment to the Airframe Basic Price, as revised at the scheduled month of Aircraft Delivery, shall be made after Aircraft Delivery in the event of any change in the published index values.

PART 2 – PROPULSION SYSTEM PRICE REVISION FORMULA

1.1	Reference Price

The Reference Price of a set of four (4) engines from the Engine Alliance series, including standard equipment, is:

US$ [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

for GP 7270 engines, and:

US$ [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

for GP 7268 engines

1.2	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.3	These Reference Prices, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] , shall constitute the “[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Propulsion System Reference Price”.

These [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reference Prices shall apply to the engine types specified in this Agreement.

These [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reference Prices are subject to adjustment for changes in economic conditions as measured by data published by the US Department of Labor, Bureau of Labor Statistics, in accordance with the provisions of paragraphs 4 and 5 of this Exhibit C, Part 2.

2.	Reference Period

These [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reference Prices have been established in accordance with the economic conditions prevailing in July 1997, corresponding to a theoretical January 1998 delivery, as defined by Engine Alliance and by the HEb and ICb indexes indicated in Paragraph 4 below.

3.	Indexes used

Labor Index: “Aircraft Engines and Engines Parts” Standard Industrial Classification 3724 - Average Hourly Earnings (hereafter referred to as “HE”), as published in “Employment and Earnings” (Establishment Data-Hours and Earnings not seasonally adjusted Table B-15 - Average Hours and earnings of production or nonsupervisory workers on private nonfarm payrolls by detailed industry).

Material Index: “Industrial Commodities” (hereafter referred to as “IC”), as published in the “Producer Price Indexes” (Table 6 - Producer price indexes and percent changes for commodity groupings and individual items) (Base Year 1982 = 100).

4.	Revision Formula

Pn	=	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Formula where:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.	General Provisions

5.1	Roundings

Each quotient (HEn/HEb and ICn/ICb) shall be calculated and rounded to the nearest fourth (4th) decimal place.

If the next decimal is five (5) or more, the preceding decimal shall be rounded up to the next higher figure. During the final calculation, Pn shall be rounded to the nearest whole number (0.5 or rounded up to 1).

5.2	Final Index Values

The [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reference Price revised at the scheduled month of Aircraft Delivery shall be the final price and shall not be subject to any further adjustments after the Delivery Date.

If one or more final index values are unavailable for any of the applicable months, the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Engine Reference Price shall be calculated using the “preliminary” values published by the US Department of Labor.

5.3	Interruption of Index Publication

If the US Department of Labor substantially revises or interrupts the publication of any of the indexes referred to above, the Seller shall use the index selected by Engine Alliance, with the agreement of the Seller, as a substitute for the unavailable index. Such a substitute index shall lead to the application of the same adjustments, insofar as possible, as those that would have been achieved by continuing to use the original index, as it may have changed due to economic fluctuations had it not been revised or interrupted.

An appropriate revision of the revision formula shall be made to accomplish this result.

5.4	Cancellation of the Revision Formula

Should the above revision provisions become null and void as a result of a US Government decision, the price shall be adjusted in accordance with increases in the cost of labor, material and fuel occurring from the period represented by the applicable Reference Composite Price Index to the sixth (6th) month prior to the scheduled month of Aircraft Delivery.

5.5	Limitation

Should the revised [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reference Price be lower than the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reference Price, the Final Price shall be calculated using the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reference Price.

EXHIBIT D

STANDARD

ACCEPTANCE REPORT

STANDARD ACCEPTANCE REPORT

In accordance with the terms of the purchase agreement dated [                     ] between AIRBUS INDUSTRIE and [            ] -, (the “Agreement”), the acceptance tests relating to the AIRBUS [            ] aircraft, Manufacturer’s Serial Number [            ], Registration [            ] took place at the plants of [            ], on the [            ].

In view of these acceptance tests being carried out with satisfactory results, [            ] hereby approves the Aircraft as being in conformity with the provisions of the Agreement.

This acceptance shall not impair the rights that the company [            ] derives from the warranties relating to the Aircraft set forth in the Agreement. The Seller hereby waives any legal or contractual right to revoke this acceptance.

[            ], on the

The Company [            ]

By:

Position:

EXHIBIT E

STANDARD

BILL OF SALE

ANNEXE E

STANDARD

BILL OF SALE

By virtue of this instrument, AIRBUS INDUSTRIE GIE (“Airbus”) a “groupement d’intérêt économique” existing under French Law and governed by Order N° 67-821 dated 23 September 1967, whose central office is 1 rond-point Maurice Bellonte, 31707 Blagnac-Cedex, France, certifies that it is currently the owner of the airframe (the “Airframe”), the engines installed in it (the “Engines”), and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding Buyer Furnished Equipment (BFE), currently installed or attached to the Aircraft (the “Parts”).

The Airframe, the Engines and the Parts shall hereafter be referred to as the “Aircraft”.

Manufacturer of the Airframe:		Manufacture of the Engines:

AIRBUS INDUSTRIE G.I.E.		[ ]

Type:	Type:

[ ] [ ]

Serial N°:	Serial N°:

[ ] [ ]

Registration:

[ ] [ ]

Airbus, on the [            ], shall sell, assign and transfer all of its rights and instruments of title relating to the Aircraft to the company [            ] and to its successors and persons entitled, and assigns title of said Aircraft to the company [            ].

By virtue of this Instrument, Airbus warrants to [            ], and to its successors and persons entitled, that it is entitled to sell, assign and transfer the title of ownership of the Aircraft to the Buyer, that the transferred title of ownership is free of any lien or charge, and that Airbus shall defend such title against all claims whatsoever.

In witness whereof, Airbus has authorized its representative to sign this instrument this day of [            ]

on the [            ]

AIRBUS INDUSTRIE

Name:

Position :

EXHIBIT F

SERVICE

LIFE POLICY

LIST OF PARTS

EXHIBIT F

SELLER SERVICE LIFE POLICY

1.	The Items covered by the Service Life Policy defined in 12.2 of this Agreement are the Items of the primary and auxiliary structure described below. This list may be added to or changed up until such time that the Aircraft is commissioned in order to account for the progress of the A380 program and the specific features of the Aircraft.

2	WINGS - CENTER AND OUTER WING BOX (LEFT AND RIGHT)

2.1	Wing Structure

2.1.1	Spars

2.1.2	Ribs inside the wing box

2.1.3	Upper and lower panels of the wing box

2.2	Fittings

2.2.1	Support structure and attachment fittings for the flap structure

2.2.2	Support structure and attachment fitting for the engine pylons

2.2.3	Support structure and attachment fitting for the main landing gear

2.2.4	Support structure and attachment fitting for the center wing box

2.2.5	Support structure and attachment fitting for flap tracks

2.3	Auxiliary Support Structure

2.3.1	For the slats:

2.3.1.1	Ribs supporting the track rollers on wing box structure

2.3.1.2	Ribs supporting the actuators on wing box structure

2.3.2	For the ailerons:

2.3.2.1	Hinge brackets and ribs on wing box rear spar or shroud box

2.3.2.2	Actuator fittings on wing box rear spar or shroud box

2.3.3	For airbrakes, spoilers, lift dumpers:

2.3.3.1	Hinge brackets and ribs on wing box rear spar or shroud box

2.3.3.2	Actuator fittings on wing box rear spar or shroud box

2.4	Pylon

2.4.1	For the Pylon Main Structural Box

2.4.1.2	Spars

2.4.1.3	Ribs

2.4.1.4	Skin, doublers and stiffeners

2.4.1.5	Support structure and attachment fitting for engine supports

2.4.1.6	Support structure and attachment fitting to wings

3	FUSELAGE

3.1	Fuselage structure

3.1.1	Fore and aft bulkheads

3.1.2	Pressurized floors and bulkheads surrounding the main and nose gear wheel well and center wing box

3.1.3	Skins with doublers, stringers and frames from the forward pressure bulkheads to the frame supporting the rear attachment of horizontal stabilizer

3.1.4	Window and windscreen attachment structure but excluding transparencies

3.1.5	Passenger and cargo doors internal structure

3.1.6	Sills excluding scuff plates

3.1.7	Upper beams surrounding passenger and cargo door apertures

3.1.8	Cockpit floor structure and passenger cabin floor beams excluding floor panels and seat rails,

3.1.9	Keel beam structure

3.2	Fittings

3.2.1	Landing gear support structure and attachment fitting

3.2.2	Support structure and attachment fittings for the vertical and horizontal stabilizers

3.2.3	Support structure and attachment fitting for the APU

4	STABILIZERS

4.1	Horizontal Stabilizer Main Structural Box

4.1.1	Spars

4.1.2	Ribs

4.1.3	Upper and lower skins and stringers

4.1.4	Support structure and attachment fitting to fuselage and trim screw actuator

4.1.5	Elevator support structure

4.1.5.1	Hinge bracket

4.1.5.2	Servocontrol attachment brackets

4.2	Vertical Stabilizer Main Structural Box

4.2.1	Spars

4.2.2	Ribs

4.2.3	Skins and stringers

4.2.4	Support structure and attachment fitting to fuselage

4.2.5	Rudder support structure

4.2.5.1	Hinge brackets

4.2.5.2	Servocontrol attachment brackets

5	EXCLUSIONS

Bearing and roller assemblies, bearing surfaces, bushings, bolts, rivets, access and inspection doors, including manhole doors, latching mechanisms, all system components, commercial interior parts, insulation and related installation and connecting devices are excluded from this Seller Service Life Policy.

EXHIBIT G

TECHNICAL DATA

1.	As part of its ongoing research policy to continually improve upon preceding aircraft programs, Airbus Technical Data shall provide electronic access to Airbus Documentation and Technical Data, in accordance with, or supplementing, standard ATA 2200. This information may be accessed via AOLS (Airbus On-Line Services), and shall be free of charge for as long as the Aircraft is operated by the original Buyer.

2.	OMS/OIS aircraft systems are designed to optimize integration and access to operational and maintenance data, with a view to achieving a zero paper cockpit concept, effective fault finding and short stop times.

3.	If, for certain data, the Buyer, official departments or information systems require, in addition to the “On-Line” access, support on digital media such as CD-ROM or DVD-ROM, these shall be provided free of charge to the Buyer as part of the initial data deliverables, in quantities and formats to be mutually agreed.

EXHIBIT “H”

MATERIAL

CONTENTS

ARTICLES	ITEMS

1	GENERAL

2	INITIAL PROVISIONING

3	STOCKS

4	DELIVERY

5	PRICE

6	PAYMENT CONDITIONS AND PROCEDURES

7	TITLE

8	PACKAGING

9	COMMUNICATION OF USAGE DATA DATA RETRIEVAL

10	BUY-BACK

11	WARRANTIES

12	LEASING

13	TERMINATION OF THE AGREEMENT

APPENDIX A LIST OF MATERIAL AVAILABLE FOR LEASING

1-	GENERAL

1.1	This Exhibit H defines the methods and conditions for Material Support offered by the Seller to the Buyer in terms of the Items classified as the Material on the Aircraft commercially operated by the Buyer. In terms of this Exhibit H, the expression “Material” shall refer to:

a)	SELLER’S parts

(Seller’s industrial property bearing an official part number of the Seller or Parts for which the Seller has exclusive sales rights).

b)	Supplier Parts classified as Line Replacement Units in accordance with SPC 2 or 6, SPEC 2000 revision in force;

c)	Supplier Parts classified as Expendable Line Maintenance Parts in accordance with SPC 1, SPEC 2000 revision in force;

d)	Special hardware and standard material,

e)	Ground Support Equipment and Special (To Type) Tools.

In accordance with the terms of this Appendix, the expression “new” used for the Material or replacement accessories, equipment or parts means that these accessories, equipment or parts have not been used in excess of fifty (50) flight-hours. (These accessories, equipment or parts include those that have been subject to any overhauls, modifications or any other repairs).

This Appendix also establishes the terms and conditions by which the Seller may, if it so decides, lease certain parts to the Buyer for commercial use. Under the terms of this Appendix, the parts available for leasing are defined in Appendix A, paragraph 12 of this Exhibit H.

1.2	Scope of Material Support

The Material Support offered by the Buyer shall cover all items classified as Material (see paragraph 1.1) on the basis of the conditions set out below.

1.2.1	The engines, nacelles, accessories and Additional Engine Equipment, including any associated parts, shall not be covered by this Appendix. These shall be negotiated directly by the Buyer and the different suppliers. The Seller shall assist the Buyer if the latter is having difficulties in obtaining the Propulsion System or Material.

1.2.2	From the date of this Agreement, while at least [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] A380 type Aircraft are commercially operated, the Seller shall maintain, or have maintained, reasonable stock levels and shall supply Aircraft Parts at reasonable prices in order to accommodate the reasonable demands of the Buyer for repairs and replacements on all Aircraft of the aforementioned type. These Seller’s Parts shall be sold and delivered in conditions identical to those in Paragraphs 4 and 5 of this Appendix, from the time the Buyer’s order is received.

The Seller shall ensure that the Suppliers, whose parts are installed on the delivered Aircraft, undertake a similar commitment.

1.3	Commitment of the Buyer

1.3.1	The Buyer shall undertake to by from the Seller the Seller’s Parts sold by the latter, to be used for its own requirements for the duration defined in paragraph 1.2.2. It shall be understood that the provisions of this paragraph shall, in no way, prevent the Buyer from using any stocks of Seller’s Parts from other companies or distributors, providing these Seller’s Parts were designed and manufactured by Seller Members.

1.3.2	Upon supply of the manufacturing drawings by the Seller, the Buyer may manufacture, or have manufactured for its own use, with no royalties payable to the Seller, or may obtain these Seller’s Parts by any other means, in the following cases:

1.3.2.1	at the end of the period specified in paragraph 1.2 if the Seller has no Material in stock,

1.3.2.2	at any time, when the Seller’s Parts needed to carry out urgent repairs on Aircraft operated by the Buyer cannot be obtained by the Seller within the same or a shorter period, provided the Buyer does not stock these Seller’s Parts for the purpose of selling them,

1.3.2.3	if, for any one of the parts, the Seller fails to fulfill its obligations defined in paragraph 1.2 above within a reasonable period following the written notification of the Buyer to this end,

1.3.2.4	if the Seller has allowed the parts that are its industrial property, identified in the IPC supplied by virtue of this Agreement, to be manufactured locally.

1.3.2.5	After having informed the Seller, the Buyer may manufacture the Material, or have it manufactured locally for its own use, if the Buyer obtains the Material at prices that are less than those of the Seller by at least [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] . The Buyer shall communicate the details of these price calculations to the Seller.

1.3.3	The rights granted to the Buyer by virtue of paragraph 1.3.2. shall not be interpreted as a license and shall, under no circumstance, obligate the Seller to the payment of charges and fees, or to the observance of specific obligations. Said rights shall not affect the rights of third parties.

1.4	The terms and expressions used in this Spare Parts Agreement shall have the same meaning and significance as in the rest of this Agreement, unless otherwise expressly indicated in the Spare Parts Agreement.

2-	INITIAL PROVISIONING

The provisioning period referred to in this Appendix shall be the period ending on the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the firm order delivery of the last Aircraft contemplated by this Agreement.

2.1	Documentation supplied by the Seller

The Seller shall draw up and provide the Buyer with the following documents:

2.1.1	Initial Provisioning Data

The Initial Provisioning Data contemplated in Chapter 1 of SPEC 2000, or any other Specification mutually agreed to by both parties, shall be supplied by the Seller to the Buyer on the basis of the forms and formats and time scale agreed to by both parties.

Revisions shall be made every [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] up to the end of the Initial Provisioning Period or until such time that the Buyer’s Aircraft is configured.

In any event, the Seller shall ensure that the Initial Provisioning Data is released to the Buyer in due time to give the Buyer sufficient time to perform any necessary evaluation and allow any ordered Material to be delivered on time.

2.1.2	Supplementary documentation

The Seller shall provide the Buyer with a list of Local Manufacture Parts, forming part of the I.P.C., (X-File) and Ground Support Equipment, Specific To Type Tools forming part of the W-File, in accordance with Specification 2000, Chapter 1.

2.1.3	Initial Provisioning Data for Exercised Options

2.1.3.1	All of the Aircraft for which the Buyer has exercised its options shall be included in the provisioning data revision services published after the Amendment to the Agreement takes effect, if the publication of this revision is not planned within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] following the date this Amendment takes effect. If the taking effect date does not permit the Seller to prepare this revision within these [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] , the Aircraft in question shall be included in the following revisions or before, based on the conditions mutually established by the parties.

2.1.3.2	From the date this Amendment to this Agreement takes effect, the Seller shall, within a maximum period of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the Delivery of each Aircraft, submit details to the Buyer regarding the parts to be installed on each Aircraft and, following the recommendations on the order quantity, a list of specific items shall be supplied at the same time as the Provisioning Data revision services.

2.1.3.3	The Seller shall provide the Buyer with the T-Files for the specific parts in order to permit the Buyer to perform any necessary evaluation and allow the ordered Material to be delivered in time.

2.1.3.4	Upon delivery of each Aircraft, the data concerning the Material shall cover, as a minimum, the technical configuration defined [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to the delivery of the Aircraft and shall be revised in order to substantially complete the data and thereby reflect the exact configuration of the Aircraft in question. This update shall be included in the revisions published [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the delivery of the Aircraft.

Notwithstanding, the changes proposed by the Seller shall be incorporated in the Provisioning Data [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the Buyer has agreed to these changes on an Aircraft in writing.

2.2	Supplier documentation (Sellers)

2.2.1	General

The Seller shall obtain the agreement of the Suppliers (Sellers) for establishing and publishing the Initial Provisioning Data in English.

These data and their revisions shall be sent to the Buyer via the Seller. The Seller shall check that these data conform to the corresponding ATA requirements and the corresponding data in the SPSA document, but shall not be responsible for their content.

Based on these data, the Buyer shall be able to repair and maintain these parts.

In any event, the Seller shall ensure that the Initial Provisioning Data is released to the Buyer in due time to give the Buyer sufficient time to perform any necessary evaluation and allow any ordered Material to be delivered on time.

2.2.2	Initial Provisioning Data

The Initial Provisioning Data contemplated in SPEC 2000 Chapter 1, or any other Specification mutually agreed to, shall be supplied as mutually agreed upon during the preliminary Initial Provisioning meeting. The revision made up to the end of the Initial Provisioning Period or until the Buyer’s Aircraft has been configured shall be included.

2.3	Preliminary Initial Provisioning Meeting

2.3.1	The Seller shall organize a preliminary Initial Provisioning meeting in order to formulate a suitable work schedule and working procedure that is in line with the Initial Material Provisioning.

2.3.2	The date and time of the meeting shall, as far as possible, be mutually agreed.

2.4	Initial Provisioning Training

2.4.1	At the request of the Buyer, the Seller shall provide free training for the organization and processing of Provisioning Data.

2.5	Initial Provisioning Meeting

The Seller shall organize Initial Provisioning meetings at its premises. These shall be attended by the Suppliers named during the Preliminary Provisioning Meeting.

2.6	Initial Provisioning Data – Conformance and Configuration

2.6.1	The Seller shall ensure that the Initial Provisioning Data supplied to the Buyer conform with the most recent standards for the Aircraft. These data shall permit the Buyer to order the Material corresponding to the parts fitted on the Buyer’s Aircraft, as required for the revision and maintenance of said Aircraft.

This guarantee shall exclude material changed by the Buyer without notifying the Seller, thereby undergoing modifications that were neither approved nor designed by the Seller.

2.6.2	During the Initial Provisioning phase, the Seller shall ensure that the items designed, manufactured and supplied by Seller Members conform to the most recent certified standard of the Buyer’s Aircraft and the provisioning data remitted by the Seller.

If not, the Seller shall immediately replace said Material and/or authorize the return of these items without any transport costs payable by the Buyer. The Buyer shall endeavor to minimize costs, particularly by using its own airfreight system for transport, at no charge to the Buyer. Furthermore, the Seller shall endeavor to ensure that the Suppliers provide a similar service for their items.

2.7	Initial Provisioning Delivery

2.7.1	In order to ensure the operation of the Buyer’s Aircraft, the Seller, on order, shall endeavor to supply the Initial Provisioning parts in the following manner:

2.7.1.1	at least [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the quantity of each item [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to the delivery of the respective Aircraft to the Buyer;

2.7.1.2	at least [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the quantity of each item [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for parts classified as Line Station Parts) prior to the delivery of the respective Aircraft to the Buyer;

2.7.1.3	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the quantity of each item, and the items defined as line station items, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to the firm order delivery of the last Aircraft. If this [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] cannot be guaranteed, the Seller shall endeavor to ensure that these Items are available at the Seller’s factories for immediate delivery in the case of an AOG;

2.7.2	Subject to the agreement of the Seller, the Buyer may cancel or change the Initial Provisioning orders placed with the Seller at no charge

-	for Material with a long lead time (deadline exceeding [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ), no later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] before the scheduled delivery date.

-	for Material with a normal lead time, no later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] before the scheduled delivery date.

-	for specific customer parts, no later than the deadline indicated before the scheduled delivery date.

2.7.3	If the Buyer cancels the Material orders (except for high-cost Material orders with a long lead time) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to the scheduled delivery date or, for high-cost Material with a long lead time, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to the scheduled delivery date, the Buyer shall compensate the Seller for all cancellation costs incurred by the latter.

2.7.4	All transport costs, within the context of this Article, linked to the return of the Material, including insurance, customs duties and other related expenses, shall be borne by the Buyer.

2.8	Commercial Offer

The Initial Provisioning Material prices are those set out in paragraph 5 below.

At the end of the Initial Provisioning meeting, the Seller, at the request of the Buyer, shall submit a commercial offer for all items mutually accepted as forming part of the Initial Provisioning, based on the sale prices of the Seller in force at the time of the Initial Provisioning Meeting. This commercial offer shall be valid for a period agreed to by the Parties, independently of any price change during this period and with the exception of substantial errors and/or price changes due to alterations in the number of parts.

3-	STOCK

3.1	The Seller has established a Material Support Center at the HAMBURG FUHLSBUETTEL airport in the Federal Republic of Germany.

3.2	The Material Support Center shall be open twenty four (24) hours a day and seven (7) days a week.

3.3	The Seller shall be entitled to dispatch deliveries from distribution centers other than the Material Support Center (Frankfurt, Washington D.C., Singapore and Beijing).

4-	DELIVERY

4.1	General

Orders shall be managed in accordance with Chapter 3 of SPEC 2000 or any other mutually agreed Specification.

4.2	Lead times

As a rule, lead times shall be those set out in the World Airline Suppliers’ Guide (most recent edition).

4.2.1	Items in stock shall be dispatched within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] from reception of the order.

4.2.2	Items not in stock shall be dispatched in line with the following lead times:

-	for the items of paragraph 1.1a, as specified in the Airbus Industrie price list,

-	for the Items of paragraph 1.1.b, c and e, within the Supplier lead times augmented by the Seller’s own order and the delivery processing time.

4.2.3	Based on a list of Seller’s Parts established jointly by the Seller and the Buyer, a Customized Lead Time (CLT) program shall be approved, defining the delivery lead time in accordance with the Items.

4.2.4	Expedite Service

The Seller shall provide a twenty four (24) hour a day, seven (7) days a week expedite service to provide any item(s) available in the shops, workshops and assembly lines, including high-cost Material with a long lead time, to the international airport closest to the site where the Seller’s stock is found.

The Expedite Service shall be operated in accordance with the World Airline Suppliers’ Guide, and the Seller shall notify the Buyer of the action undertaken within the following deadlines:

-	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after receipt of an AOG order,

-	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] following receipt of a critical order.

-	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] following receipt of an expedite order issued by the Buyer (Buyer’s stock exhausted).

The Seller and its sub-contractors shall deliver the AOG-requested Material by virtue of existing Purchase Orders placed previously by the Buyer or by virtue of Purchase Orders placed by Buyer representatives by telephone, SITA message, e-mail or telefax. These orders shall be confirmed by the Buyer within a reasonable deadline.

4.3	Delivery Status

The Buyer may, at any time, consult the delivery status of orders via the Seller’s Internet site http://spares.airbus.com and may import the Customer Status Report (COSR) which shows the status of all pending orders.

The Seller shall report on the order performances of the Buyer and the delivery performances of the Seller on a quarterly basis, in accordance with Specification 2000, Chapter 5.

4.4	Excusable delays

Article 10.1 of the Aircraft Purchase Agreement shall apply to the Material, as per paragraph 1 above.

4.5	Shortages, Over-shipments, Non-Conformity in Orders

4.5.1	With immediate effect, or no later than the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] following reception of the parts ordered, the Buyer shall inform the Seller of the following:

-	any alleged shortage or over-shipment relating to this order,

-	as per the Buyer’s inspections, the non-conformance of the ordered parts with the specification.

If the Buyer fails to notify the Seller of shortages, over-shipments or non-conformities in orders within a period of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] then the Buyer shall be deemed to have accepted the order.

4.5.2	If the Buyer reports a surplus, over-shipment or non-conformity with regard to the specifications of the ordered parts within the period defined in paragraph 4.5.1 above, the Seller shall, insofar as it acknowledges such fact, either replace the Material in question or credit the Buyer for the returned Material. In such case, transport costs shall be borne by the Seller.

The Buyer shall endeavor to minimize costs, particularly by using its own airfreight system for transport at no charge to the Seller.

5 -	PRICE

5.1	The price of the Material shall be:

-	Free Carrier (FCA) the Materiel Support Center for deliveries from the Materiel Support Center;

-	Free Carrier (FCA) place specified by the Seller for deliveries from other Seller or Supplier facilities as the term Free Carrier (FCA) is defined by publication N°560 of the International Chamber of Commerce published in January 2000.

The price list shall indicate the prices and lead times of the items in stock in accordance with the World Airline Suppliers’ Guide and, notably:

-	response to the quotation request within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and validity of the quoted prices for [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

-	a notice period of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] before a price change, magnetic tape Chapter 2 of SPEC 2000.

5.2	The prices are the Seller’s prices that are in force on the order reception date (subject to reasonable quantities and delivery lead times) and are expressed in US Dollars.

5.2.1	SELLER’S parts, as defined in Clause 1.1.a, shall conform to the Spare Parts Price List of the Seller. This prices shall be firm for each calendar year. The Seller, however, shall be entitled to change the price of the Material during this annual period in the following cases:

-	unforeseen and substantial increase in manufacturing costs, or

-	unforeseen and substantial increase of parts or material provisioning prices (including substantial exchange rate fluctuations),

-	significant error in estimation or expression of any price.

5.2.2	Prices of Material as defined in clauses 1.1.b to 1.1e shall be the valid list prices of the suppliers augmented by the Seller’s handling charge. The handling charge percentage shall vary according to the Material’s value and shall be determined on an item-per-item basis.

6 -	PAYMENT CONDITIONS AND PROCEDURES

6.1	Payment shall be made immediately in the quoted currency. If payment is made in another currency, the exchange rate valid on the payment date shall apply.

6.2	Payment shall be made by the Buyer to the Seller within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] from the date the invoice is received.

6.3	The Buyer shall make all payments without set-off, counterclaim or withholding of any kind to the following account:

No. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] opened by the Seller at

BANQUE PARIBAS

22, rue de Metz

31000 TOULOUSE

FRANCE

or to any other bank named by the Seller

6.4	Payments due to the Seller shall be made without any set-off, counterclaim or withholding of any kind. The Buyer shall therefore ensure that the Seller receives the sum due without deduction or withholding and free from any tax, levy, due or charge of any kind, except if the Buyer is compelled by law to make any such deduction or withholding. In this case, the Buyer shall pay an additional amount.

7 -	TITLE

With the exception of the provisions of Article 12 of this Exhibit H, title to any Material delivered in accordance with the terms of the Spare Parts Agreement shall remain with the Seller until full payment of the invoices and any interest thereon has been received by the Seller.

The Buyer shall ensure that the Material, title to which has not passed to the Buyer, shall be kept free of any debenture or mortgage or any similar charge or claim in favor of a third party.

8 -	PACKAGING

Items shall be packaged in accordance with ATA 300 Specification, Category III for consumable/expendable items and Category II for repairable items.

Category I containers shall be used if requested by the Buyer and the difference between Category I and Category II packaging costs shall be borne by the Buyer.

9 -	COMMUNICATION OF USAGE DATA (Data Retrieval)

For the entire Material Support period, the Buyer shall undertake to periodically communicate the quantitative list of parts used for maintenance and revision to the Seller.

The scope and content of this list shall be established in accordance with SPEC 2 000, Chapter 5, or shall be established jointly by the Buyer and the Seller.

10 -	BUY-BACK

10.1	Buy-back of Obsolete Material

Within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] following the Delivery Date of the first Aircraft, the Seller shall agree to replace new or used Material which has become obsolete in accordance with the terms of certification authority notes or in application of imperative Service Bulletins communicated by the Seller, within the limit of quantities recommended by the Seller.

10.1.1	The Material in question shall be material which the Buyer is directed by the Seller to scrap or dispose of and which cannot be reworked or repaired to a satisfactory standard.

10.1.2	In the absence of a replacement, the Seller shall credit the Buyer with an amount corresponding to the valid List Price on the date the new obsolete parts were last purchased, and [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of this price for used parts. This shall be subject to the proviso that the Seller’s liability in this respect does not extend to quantities in excess of the Seller’s Provisioning recommendations which were the object of a specific agreement.

10.1.3	The Seller shall endeavor to obtain for the Buyer the same protection from Suppliers.

10.2	Buy-Back of Surplus Material

10.2.1	The Seller agrees that at any time within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after delivery of the first Aircraft to the Buyer, the Buyer shall be entitled to return to the Seller, at a credit of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the valid List Price on the last purchase date, the unused and undamaged Material defined in Clause 1.1.a) originally purchased from the Seller under the terms of the Spare Parts Agreement. This shall be subject to the proviso that the Buyer was recommended to purchase this Material in the Seller’s Initial Provisioning recommendations to the Buyer, and provided the Material does not constitute end products with a limited shelf life or containing components with a limited shelf life with less than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] shelf life remaining when returned to the Seller.

10.2.2	In the event of the Buyer electing to procure Material in excess of the quantities recommended by the Seller, the Buyer shall notify the Seller thereof in writing, with due reference to this Clause. If the Seller does not formulate any objection within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after receipt of this notification, the buy-back shall be based on the quantity purchased by the Buyer, and not the quantity recommended by the Seller.

10.2.3	It shall be expressly understood that the rights granted to the Buyer under Article 10.2 shall not apply to Material which may become surplus to requirements due to obsolescence at any time, or for any reason other than those set out in Article 10.1 above.

10.3	All transport costs for the return of the parts set out in Article 10, including customs duties or other related charges, shall be borne by the Buyer.

10.4	The Seller’s obligation to buy back surplus Material from re-provisioning orders shall be subject to the Buyer observing the commitments contracted in Article 9 “Communication of Usage Data” of the Spare Parts Agreement. Any failure on the part of the Buyer to periodically send in these data within the specified period shall immediately release the Seller from all obligations set out in this Article 10.

This obligation of the Buyer shall not apply to the Initial Provisioning Material.

10.5	The Seller shall obtain the same protection for each item of equipment from its suppliers and sub-contractors.

11 -	WARRANTIES

11.1	Seller’s Parts

Subject to the limitations and conditions hereinafter provided, the Seller shall warrant to the Buyer that all Material set out in paragraph 1.1 a) of this Exhibit H shall, on delivery to the Buyer:

(i)	be free of material defects,

(ii)	be free of defects in workmanship, including manufacturing processes,

(iii)	be free of design defects (including, not exhaustively, material selection) in observance of good practice at the time of design.

11.2	Warranty Period

The standard warranty period for new Seller’s Parts shall be [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after delivery of such parts to the Buyer.

The standard warranty period for used Seller’s Parts delivered by and/or repaired by the Seller is [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after delivery of such parts to the Buyer.

11.3	Buyer’s Remedy and Seller’s Obligation

The Buyer’s remedy and Seller’s obligation and liability are limited to the repair, replacement or correction, at the Seller’s expense, of any part under warranty that is defective.

The Seller may also provide the Buyer with a credit for the future purchase of Material, equal to the price at which the Buyer is then entitled to acquire a replacement for the part under warranty that is defective.

The terms and conditions of Article 12.1.5 to 12.1.10 shall also apply to this Article 11.

11.4	Clause of Renunciation and Waiver

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12 -	LEASING

12.1	Applicable terms and conditions

The terms and conditions of this paragraph shall apply to the Seller’s Parts listed in Appendix A to this paragraph (“Leased Parts”) and shall form a part of each lease of Seller’s Parts leased to the Buyer from the Seller after the date of the Spare Parts Agreement. With the exception of the description of the Leased Parts, the lease period and leasing costs, all other terms and conditions on any order form or any other document pertaining to the Leased Parts shall be deemed inapplicable. In their place, the terms and conditions of this clause shall prevail, unless otherwise formally stipulated. Material not included in Appendix A to paragraph 12 shall be the object of a separate Spare Parts Agreement supplied by the Seller at the request of the Buyer. For the purposes of this paragraph, the term “Lessor” shall refer to the Seller and the term “Lessee” shall refer to the Buyer.

12.2	Leasing Procedure: Leasing of Material

The Lessor shall keep a stock of Material as defined in the Lessor’s Material leasing list (Appendix A). Upon the Lessee’s request by telephone (to be confirmed in writing), telefax, letter or any other written medium, the Lessor shall lease such Material to the Lessee, subject to its availability as per paragraph 4.4. Each Material lease shall be endorsed by a lease document (“Lease”) issued by the Lessor to the Lessee not later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after delivery of the Leased Part.

12.3	Lease Period

The lease shall commence from the time the Material is dispatched from the premises of the Lessor to the Lessee, or its representative, and shall end after the return of the leased part at the end of a [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] period after this delivery. This period may be longer if agreed to, in writing, by the Lessor in response to the written request of the Lessee made within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after delivery. The Lease Period shall end when the Lessee exercises its option to purchase the Material, as provided for in this Article.

12.4	Lease Charges and Taxes

The Lessee shall pay the Lessor (a) a daily lease fee, for each Leased Part, amounting to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the purchase price of the Part set out in the Lessor’s Spare Parts Price List in effect on the leasing date, (b) any additional costs which may be incurred by the Lessor as a direct result of leasing to the Lessee, such as, but not exhaustively, costs relating to inspections, tests, repairs, overhauls, packaging and reconditioning, as required to place the Leased Part in a satisfactory condition for lease to a subsequent customer (c) all transport and insurance charges, (d) all taxes, charges or custom duties imposed on the Lessor or its property as a result of the lease, sale, delivery, storage or transport of any Leased Part. All payments due by virtue of these clauses shall be made in accordance with the provisions of Article 6 of the Spare Parts Agreement. If the Leased Part is not returned to the installations indicated by the Lessor within the period set out in Paragraph 12.3 above, the Lessor shall be entitled, in additional to any other legal or contractual recourse contemplated in this Article 12, to have the Lessee bear all costs due by virtue of Paragraph 12.4, for each day’s delay after the expiration of the stipulated Lease Period, just as though the Lease Period were extended for a period equivalent to this delay.

12.5	Title

Title to each Leased Part shall remain with the Lessor unless the Lessee exercises its option to purchase in accordance with Paragraph 12.8, in which case title shall pass to the Lessee upon receipt by the Lessor of the payment for the Leased Part purchased.

12.6	Risk of Loss

Except for normal wear and tear, each Leased Part shall be returned to the Lessor in the same condition as when delivered to the Lessee. Furthermore, without the prior written consent of the Lessor, the Lessee shall not repair, modify or change any Leased Part. The Lessee shall be liable for the risk of loss or damage of each Leased Part until said Leased Part is returned to the Lessor at the return location specified in the applicable Lease. If a Leased Part is lost or damaged to the point it cannot be repaired, the Lessee shall be deemed to have exercised its option to purchase the part as of the date of such loss or damage, in accordance with paragraph 12.8.

12.7	Registration of Flight-Hours

All flight-hours of each Leased Part for which the Lessee is responsible during the Lease Period shall be indicated in a document supplied by the Lessee. The reports shall be delivered to the Lessor when the Leased Part is returned to the latter. Furthermore, all documents relating to the inspection, maintenance and/or alteration of a Leased Part carried out by the Lessee, and required for the Lessor to re-certify the Leased Part in conformance with its own service standards, shall be delivered to the Lessor when the Leased Part is returned to the latter at the end of this Lease. This documentation shall include, but not be limited to, evidence of incidents such as hard landings, operating abnormalities and corrective action taken by the Lessee as a result of such incidents.

12.8	Option to Purchase

12.8.1	The Lessee may elect to purchase the Leased Part. In order to exercise this option, it shall notify the Lessor of its wish in writing during the Lease Period. In this case, the Lessee shall pay the purchase price valid on that date for the Leased Part. Prices for used parts shall be negotiated. In order to exercise this option, the Lessee shall demonstrate to the Lessor that the Part originally installed on the Aircraft has not been repaired in acceptable economic conditions. Should the Lessee exercise such option to purchase the Leased part, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the Lease charges already paid shall be deducted from the purchase price of the Leased Part.

12.8.2	In the event of purchase, the Leased Part shall be warranted in accordance with Paragraph 11 above, as though the Leased Part were a Seller’s Part. The Warranty Period, however, shall be deemed to have commenced at the start of the lease, provided the Warranty Period is not more than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in from the purchase date of such Leased Part, if this is a used part. A warranty granted under this paragraph shall substitute the warranty granted under paragraph 12.9 at the start of the Lease Period.

12.9	Warranty

12.9.1	The Lessor shall warrant that each Leased Part, at the time of delivery, shall:

a)	conform to the Specifications applicable to the Part,

b)	be free of material defects,

c)	be free of defects in workmanship, including (but not limited to) manufacturing processes,

12.9.2	Extension of Warranties

For each Leased Part, (i) the warranty set out in Paragraph 12.9.1 (a) shall not be extended beyond delivery, and (ii) the warranties set out in Paragraphs 12.9.1 (b) and 12.9.1 (c) shall not be extended beyond due delivery, except under the conditions and limitations of Paragraphs 12.9.3 to 12.9.8 below.

12.9.3	Warranty and Notice Periods

The remedy of the Lessee and the obligation and liability of the Lessor under this paragraph 12.9, with respect to each defect, shall only be exercised (i) if the defect has become apparent to the Lessee during the Lease Period, and (ii) if the Lessor’s warranty administrator has received written notice of the defect from the Lessee within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the defect has become apparent to the Lessee.

12.9.4	Return and justification

The remedy of the Lessee and the obligation and liability of the Lessor under this paragraph 12.9, with respect to each defect, shall also depend on:

a)	the quickest possible return by the Lessee of the allegedly defective Leased Part, to the return location specified in the applicable Lease or to any other place mutually agreed upon, unless the Lessor has authorized the Lessee to repair the defect itself, under the conditions of Article 12.1.7 “Local Repairs” of the Aircraft Purchase Agreement, and

b)	the Lessee submitting to the Lessor reasonable proof that the alleged defect is due to a cause covered by the Lessor’s Warranty, under the terms of this Paragraph 11.9, and that said defect was not caused by any act or omission on the part of the Lessee, including, but not limited to, any non-observance of the service and maintenance rules of the allegedly defective Leased Part or the Aircraft on which it has been installed, in accordance with applicable government regulations or the applicable written instructions of the Lessor.

12.9.5	Remedies

The remedy of the Lessee and the obligation and liability of the Lessor under this paragraph 12.9, with respect to each defect, shall be limited to the repair of such defect in the Leased Part on which the defect appears or, as mutually agreed by the Parties, to the replacement of such Leased Part with a similar part with no defects.

Any replacement part supplied under the terms of Paragraph 12.9.5 shall be deemed, under the terms of Paragraph 12.9.5, to be the Leased Part so replaced.

12.9.6	Suspension and Transport Costs

12.9.6.1	If a Leased Part is proved to be defective and covered by this Warranty, the Lessee’s obligation to pay the lease shall be suspended from the date on which the Lessee notifies the Lessor of such defect, until the date upon which the Lessor has repaired, or authorized the Lessee to repair, correct or replace the allegedly defective Leased Part. If the Lessor elects to replace the defective Leased Part, the Lease Period shall end on the date on which the Part is received by the Lessor at the return location specified in the applicable Lease.

12.9.6.2	All transport and insurance costs arising from the return of the defective Leased Parts and the return of the repaired, corrected or replacement parts, shall be borne by the Lessor.

12.9.6.3	The Lessor may decide that the Lessee can repair the Leased Part, and the lease penalty shall only be suspended if the part is defective.

12.9.7	Wear and Tear

Normal wear and tear and the need for maintenance and overhauls shall not constitute a defect or non-conformance under this Paragraph 12.9.

12.9.8	Clause of Renunciation and Waiver

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APPENDIX “A” TO PARAGRAPH 12

LIST OF SPARE PARTS AVAILABLE FOR LEASING

AILERONS

APU DOORS

CARGO DOORS

PASSENGER DOORS

ELEVATORS

FLAPS

LANDING GEAR DOORS

RUDDER

TAIL CONE

WING SLATS

SPOILERS

AIRBRAKES

WING TIPS

WINGLETS

AND OTHER PARTS WHICH MAY BE PROVIDED BY THE SELLER FOR LEASING

13 -	TERMINATION OF AIRCRAFT PURCHASE AGREEMENT

13.1	If the Buyer or the Seller were to terminate the Aircraft Purchase Agreement based on the conditions set out in Articles 10, 11 or 20 of the Aircraft Purchase Agreement, the effects of this termination on the terms of this Exhibit H are those set out in paragraph 13.2 below.

13.2	In the event of a termination provided for in Articles 10 and 11 of the Agreement, both Parties shall be released from their obligations to each other with regard to undelivered spare parts ordered for the Aircraft in question, data or any other item. Unused spare parts that are already delivered shall be repurchased by the Seller, as provided for in paragraph 10.2.

EXHIBIT I

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LETTER EXHIBIT NO 1

Société AIR FRANCE

45 rue de Paris

95747 Roissy CDG Cedex

FRANCE

REF.: COMMERCIAL CONDITIONS

Gentlemen,

We refer by this Letter Exhibit No. 1 to the Purchase Agreement entered into this day (the “Agreement”) between AIR FRANCE, hereinafter referred to as “the Buyer” and AIRBUS INDUSTRIE, hereinafter referred to as “the Seller”, which covers the production and sale by AIRBUS INDUSTRIE and the purchase by AIR FRANCE of A380-800 aircraft.

Both parties hereby agree that this Letter Exhibit No. 1 will form an integral part of this agreement.

If there is any contradiction between the provisions of the Purchase Agreement and those of this Letter Exhibit, the latter will prevail in relation to this contradiction.

1	Aircraft Credit

The Seller grants the Buyer a credit to be deducted from the Final Price of each of the Firm and Optional Aircraft in a sum of:

US$

(US Dollars)

2	Launch Credit

In connection with the launch of the A380 programme, the Seller grants the Buyer a one-off launch credit to be deducted from the Final Price of each Aircraft in a sum of:

US$

(US Dollars)

3	The credits shown in paragraphs 1 and 2 above are stated at the economic conditions applicable for delivery in January 2000 and will be revised until the Stipulated Month for Delivery of each Aircraft by applying the Airframe Price Revision Formula shown in Part 1 of Annex C to this Purchase Agreement. These credits will be available on Delivery of each of the Aircraft and will be deducted from the Final Price of each of the Aircraft.

4	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

If this confirmation of our agreements meets with your approval, please sign the original and one (1) copy of this Letter Exhibit No. 1 in the space provided below for this purpose and send the copy to AIRBUS INDUSTRIE.

For and on behalf of:		For and on behalf of:
Société AIR FRANCE		AIRBUS INDUSTRIE

Signed by:	Pierre Vellay	Signed by:	Christopher Buckley

Position:	Fleet and New Aircraft Manager	Position:	Sales Manager Europe

Date:	18 June 2001	Date:	18 June 2001

LETTER EXHIBIT NO. 2

Société AIR FRANCE

45 rue de Paris

95747 Roissy CDG Cedex

FRANCE

REF.: SUPPORT

Gentlemen,

We refer by this Letter Exhibit No. 2 to the Purchase Agreement entered into today (the “Agreement”) between AIR FRANCE, hereinafter referred to as “the Buyer”, and AIRBUS INDUSTRIE, hereinafter referred to as “the Seller”, which covers the production and sale by AIRBUS INDUSTRIE and the purchase by AIR FRANCE of A380-800 aircraft.

Both parties hereby agree that this Letter Exhibit No. 2 will form an integral part of this Agreement.

If there is any contradiction between the provisions of the Purchase Agreement and those of this Letter Exhibit, the latter will prevail in relation to this contradiction.

LETTER EXHIBIT No. 2

1	Training

1.1	Crew Training

Notwithstanding the provisions of Article 16.2.3, upon receipt of notification from the Buyer, which must be sent no later than one (1) year before the Stipulated Month of Delivery for each Aircraft and in respect of the contractual provision of eleven (11) crew training courses per Aircraft for Aircraft Nos. 1 to 4 and of five (5) crew training courses per Aircraft for Aircraft Nos. 5 et seq, as defined in paragraph 1.1 of Annex A to Article 16 of this Purchase Agreement, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.2	Use of Man Days

Notwithstanding the provisions of Article 16.2.3, if the man days shown in paragraph 2 of Annex A to Article 16 of this Purchase Agreement are not used by the Buyer for training personnel on the Aircraft which are the subject of this Purchase Agreement, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2	Warranty against Design Defects

With the objective of clarifying its management policy regarding warranty claims for design defects (Design Warranty), the Seller has implemented the following policy:

2.1	Summary of the procedure for dealing with problems in service

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2.2	Handling under warranty

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3	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4	Service Bulletins

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5	Documentation for Leased Aircraft

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6	Limited Service Life Items

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7	Price Guarantee for Spare Parts

7.1	Parts manufactured by the Seller

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7.2	Parts manufactured by Suppliers

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8	Service Life Insurance

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9	Suppliers Support

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10	Sharing of Responsibilities

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11	Simulation Software Package for Flight Simulator

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12	Training Cooperation

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If this confirmation of our agreements meets with your approval, please sign the original and one (1) copy of this Letter Exhibit No. 2 in the space provided below for this purpose and send the copy to AIRBUS INDUSTRIE.

For and on behalf of:		For and on behalf of:
Société AIR FRANCE		AIRBUS INDUSTRIE

Signed by:	Pierre Vellay	Signed by:	Christopher Buckley

Position:	Fleet and New Aircraft Manager	Position:	Sales Manager Europe

Date:	18 June 2001	Date:	18 June 2001

LETTER EXHIBIT NO. 3

Société AIR FRANCE

45 rue de Paris

95747 Roissy CDG Cedex

FRANCE

REF.: OPTIONAL AIRCRAFT

Gentlemen,

We refer by this Letter Exhibit No. 3 to the Purchase Agreement entered into this day (the “Agreement”) between AIR FRANCE, hereinafter referred to as “the Buyer”, and AIRBUS INDUSTRIE, hereinafter referred to as “the Seller”, which covers the production and sale by AIRBUS INDUSTRIE and the purchase by AIR FRANCE of A380-800 aircraft.

Both parties hereby agree that this Letter Exhibit No. 3 will form an integral part of this Agreement.

If there is any contradiction between the provisions of the Purchase Agreement and those of this Letter Exhibit, the latter will prevail in relation to this contradiction.

1	Definition

The Seller hereby grants the Buyer, which accepts, four (4) options to purchase additional Aircraft according to the definition specified in Article 2 of the Purchase Agreement (hereinafter termed collectively the “Optional Aircraft”).

If the Buyer and the Seller agree, subject to the terms and conditions set out in Articles 2 and 7 of the Purchase Agreement, to modify Aircraft that are the subject of a firm order, these modifications will, unless the Parties agree otherwise, be applicable to the construction of the Optional Aircraft with, where applicable, repercussions on the price and delivery dates resulting therefrom.

2	Transfer

This purchase option cannot be transferred by the Buyer unless the Seller consents thereto by becoming party to the transfer.

The Seller cannot refuse to give its consent without a valid reason.

3	Delivery Dates

Subject to the Buyer exercising its option under the terms and conditions stated in Paragraph 5 below, the Optional Aircraft will be delivered to the Buyer in accordance with the terms of Article 9, during the following months (for each of the Optional Aircraft, [this is the] “Stipulated Month for Delivery”):

Optional Aircraft No. 1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Optional Aircraft No. 2
Optional Aircraft No. 3
Optional Aircraft No. 4

4	Price

The Optional Aircraft will be supplied under the same pricing conditions as Firm Aircraft, provided that the Optional Aircraft are delivered by [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], with the exception of any delays in delivery or requests attributable to the Seller, or the consequences of flexibility rights associated with the Seller’s inability to satisfy the delivery position requested by the Buyer.

5	Exercising Options

5.1	Options will be exercised by means of written notification sent by the Seller to the Buyer no later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] before the aforementioned Stipulated Month of Delivery. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.2	Such notification by the Buyer will constitute an amendment to the Purchase Agreement and must be accompanied by payment of a sum equal to the Installments due on the date of this notification in accordance with Article 5.3.2 of the Purchase Agreement, it being understood that the installment mentioned as being due “Upon signing this Agreement” will also be due on the date of this notification, minus the option deposit of USD [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (US$ [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]), owed by the Buyer upon signing this Agreement.

6	Commercial Conditions

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7	Additional Optional Aircraft

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8	Validity

As soon as the aforementioned conditions are fulfilled, the Optional Aircraft concerned will be deemed firmly ordered and the terms and conditions of the contractual documents concerned will automatically apply unless agreed otherwise between the Parties.

If this confirmation of our agreements meets with your approval, please sign the original and one (1) copy of this Letter Exhibit No. 3 in the space provided below for this purpose and send the copy to AIRBUS INDUSTRIE.

For and on behalf of:		For and on behalf of:
Société AIR FRANCE		AIRBUS INDUSTRIE

Signed by:	Pierre Vellay	Signed by:	Christopher Buckley

Position:	Fleet and New Aircraft Manager	Position:	Sales Manager Europe

Date:	18 June 2001	Date:	18 June 2001

LETTER EXHIBIT NO. 4

Société AIR FRANCE

45 rue de Paris

95747 Roissy CDG Cedex

FRANCE

REF. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Gentlemen,

We refer by this Letter Exhibit No. 4 to the Purchase Agreement entered into this day (the “Agreement”) between AIR FRANCE, hereinafter referred to as “the Buyer”, and AIRBUS INDUSTRIE, hereinafter referred to as “the Seller”, which covers the production and sale by AIRBUS INDUSTRIE and the purchase by AIR FRANCE of A380-800 aircraft.

Both parties herby agree that this Letter Exhibit No. 4 will form an integral part of this Agreement.

If there is any contradiction between the provisions of the Purchase Agreement and those of this Letter Exhibit, the latter will prevail in relation to this contradiction.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

If this confirmation of our agreements meets with your approval, please sign the original and one (1) copy of this Letter Exhibit No. 4 in the space provided below for this purpose and send the copy to AIRBUS INDUSTRIE.

For and on behalf of:	For and on behalf of:
Société AIR FRANCE	AIRBUS INDUSTRIE

LETTER EXHIBIT NO. 5

Société AIR FRANCE

45 rue de Paris

95747 Roissy CDG Cedex

FRANCE

REF.: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Gentlemen,

We refer by this Letter Exhibit No. 5 to the Purchase Agreement entered into this day (the “Agreement”) between AIR FRANCE, hereinafter referred to as “the Buyer”, and AIRBUS INDUSTRIE, hereinafter referred to as “the Seller”, which covers the production and sale by AIRBUS INDUSTRIE and the purchase by AIR FRANCE of A380-800 aircraft.

Both parties hereby agree that this Letter Exhibit No. 5 will form an integral part of this Agreement.

If there is any contradiction between the provisions of the Purchase Agreement and those of this Letter Exhibit, the latter will prevail in relation to this contradiction.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

If this confirmation of our agreements meets with your approval, please sign the original and one (1) copy of this Letter Exhibit No. 5 in the space provided below for this purpose and send the copy to AIRBUS INDUSTRIE.

For and on behalf of:		For and on behalf of:

Société AIR FRANCE		AIRBUS INDUSTRIE

Signed by:	Pierre Vellay	Signed by:	Christopher Buckley

Position:	Fleet and New Aircraft Manager	Position:	Sales Manager Europe

Date:	18 June 2001	Date:	18 June 2001

LETTER EXHIBIT NO. 6A

Société AIR FRANCE

45 rue de Paris

95747 - ROISSY CDG CEDEX

REF.: A380-800 - PERFORMANCE GUARANTEES (GP 7270 - 560t)

Gentlemen,

We refer by this Letter Exhibit to the Purchase Agreement entered into today between AIRBUS INDUSTRIE, hereinafter referred to as “the Seller”, and AIR FRANCE, hereinafter referred to as “the Buyer”, covering the production and sale by AIRBUS INDUSTRIE and the purchase by AIR FRANCE of A380-800 aircraft in accordance with the Standard Specification L 000 08000 Issue 2 dated 26 February, accompanied by a Specification Change Notice (SCN) relating to the installation of General Electric – Pratt & Whitney Alliance GP 7200 engines with a nominal thrust of 70,000 lbs, attached to the Purchase Agreement and hereinafter referred to as “the Specification”.

Both parties hereby agree that this Letter Exhibit will form an integral part of this Agreement.

If there is any contradiction between the provisions of the Purchase Agreement and those of this Letter Exhibit, the latter will prevail in relation to this contradiction.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

If this confirmation of our agreements meets with your approval, please sign two original copies of this Letter Exhibit in the space provided below for this purpose and send one original to AIRBUS INDUSTRIE.

For and on behalf of:		For and on behalf of:

Société AIR FRANCE		AIRBUS INDUSTRIE

Signed by:	Pierre Vellay	Signed by:	Christopher Buckley

Position:	Fleet and New Aircraft Manager	Position:	Sales Manager Europe

Date:	18 June 2001	Date:	18 June 2001

APPENDIX

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LETTER EXHIBIT NO. 6B

Société AIR FRANCE

45 rue de Paris

95747 Roissy CDG Cedex

FRANCE

REF.: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Gentlemen,

We refer by this Letter Exhibit No. 6B to the Purchase Agreement entered into this day (the “Agreement”) between AIR FRANCE, hereinafter referred to as “the Buyer”, and AIRBUS INDUSTRIE, hereinafter referred to as “the Seller”, which covers the production and sale by AIRBUS INDUSTRIE and the purchase by AIR FRANCE of A380-800 aircraft.

Both parties hereby agree that this Letter Agreement No. 6B will form an integral part of this agreement.

If there is any contradiction between the provisions of the Purchase Agreement and those of this Letter Exhibit, the latter will prevail in relation to this contradiction.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

If this confirmation of our agreements meets with your approval, please sign the original and one (1) copy of this Letter Exhibit No. 6B in the space provided below for this purpose and send the copy to AIRBUS INDUSTRIE.

For and on behalf of:		For and on behalf of:

Société AIR FRANCE		AIRBUS INDUSTRIE

Signed by:	Pierre Vellay	Signed by:	Christopher Buckley

Position:	Fleet and New Aircraft Manager	Position:	Sales Manager Europe

Date:	18 June 2001	Date:	18 June 2001

APPENDIX A TO LETTER AGREEMENT N° 6B

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LETTER EXHIBIT NO. 7

Société AIR FRANCE

45 rue de Paris

95747 Roissy CDG Cedex

FRANCE

REF.: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Gentlemen,

We refer by this Letter Exhibit No. 7 to the Purchase Agreement entered into this day (the “Agreement”) between AIR FRANCE, hereinafter referred to as “the Buyer”, and AIRBUS INDUSTRIE, hereinafter referred to as “the Seller”, which covers the production and sale by AIRBUS INDUSTRIE and the purchase by AIR FRANCE of A380-800 aircraft.

Both parties hereby agree that this Letter Exhibit No. 7 will form an integral part of this Agreement.

If there is any contradiction between the provisions of the Purchase Agreement and those of this Letter Exhibit, the latter will prevail in relation to this contradiction.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

If this confirmation of our agreements meets with your approval, please sign the original and one (1) copy of this Letter Exhibit No. 7 in the space provided below for this purpose and send the copy to AIRBUS INDUSTRIE.

For and on behalf of:		For and on behalf of:
Société AIR FRANCE		AIRBUS INDUSTRIE

Signed by:	Pierre Vellay	Signed by:	Christopher Buckley

Position:	Fleet and New Aircraft Manager	Position:	Sales Manager Europe

Date:	18 June 2001	Date:	18 June 2001

LETTER EXHIBIT NO. 8

Société AIR FRANCE

45 rue de Paris

95747 Roissy CDG Cedex

FRANCE

REF.: PROGRESS AGREEMENT AND RESEARCH AREAS

Gentlemen,

We refer by this Letter Exhibit No. 8 to the Purchase Agreement entered into this day (the “Agreement”) between AIR FRANCE, hereinafter referred to as “the Buyer”, and AIRBUS INDUSTRIE, hereinafter referred to as “the Seller”, which covers the production and sale by AIRBUS INDUSTRIE and the purchase by AIR FRANCE of A380 aircraft.

Both parties hereby agree that this Exhibit Letter No. 8 will form an integral part of this agreement.

If there is any contradiction between the provisions of the Purchase Agreement and those of this Letter Exhibit, the latter will prevail in relation to this contradiction.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

If this confirmation of our agreements meets with your approval, please sign the original and one (1) copy of this Letter Exhibit No. 8 in the space provided below for this purpose and send the copy to AIRBUS INDUSTRIE.

For and on behalf of:		For and on behalf of:
Société AIR FRANCE		AIRBUS INDUSTRIE

Signed by:	Pierre Vellay	Signed by:	Christopher Buckley

Position:	Fleet and New Aircraft Manager	Position:	Sales Manager Europe

Date:	18 June 2001	Date:	18 June 2001

LETTER EXHIBIT NO. 8 - ANNEX 1

DISPATCH RELIABILITY GUARANTEE

1.	SCOPE, COMMENCEMENT, DURATION

This Dispatch Reliability Guarantee extends to the Buyer’s Aircraft fleet and shall commence with delivery of the Buyer’s first Aircraft and shall remain in force for a period of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

LETTER EXHIBIT NO. 9

Société AIR FRANCE

45 rue de Paris

95747 Roissy CDG Cedex

FRANCE

REF.: FOLLOW-UP OF MAINTENANCE COSTS AND AIRCRAFT RELIABILITY

Gentlemen,

We refer by this Letter Exhibit No. 9 to the Purchase Agreement entered into this day (the “Agreement”) between AIR FRANCE, hereinafter referred to as “the Buyer”, and AIRBUS INDUSTRIE, hereinafter referred to as “the Seller”, which covers the production and sale by AIRBUS INDUSTRIE and the purchase by AIR FRANCE of A380-800 aircraft.

Both parties hereby agree that this Letter Exhibit No. 9 will form an integral part of this Agreement.

If there is any contradiction between the provisions of the Purchase Agreement and those of this Letter Exhibit, the latter will prevail in relation to this contradiction.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

If this confirmation of our agreements meets with your approval, please sign the original and one (1) copy of this Letter Exhibit No. 9 in the space provided below for this purpose and send the copy to AIRBUS INDUSTRIE.

For and on behalf of:		For and on behalf of:
Société AIR FRANCE		AIRBUS INDUSTRIE

Signed by:		Signed by:

Position:		Position:

Date:	18 June 2001	Date:	18 June 2001

LETTER EXHIBIT NO. 10

Société AIR FRANCE

45 rue de Paris

95747 Roissy CDG Cedex

FRANCE

REF.: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Gentlemen,

We refer by this Letter Exhibit No. 10 to the Purchase Agreement entered into this day (the “Agreement”) between AIR FRANCE, hereinafter referred to as “the Buyer”, and AIRBUS INDUSTRIE, hereinafter referred to as “the Seller”, which covers the production and sale by AIRBUS INDUSTRIE and the purchase by AIR FRANCE of A380-800 aircraft.

Both parties hereby agree that this Exhibit Letter No. 10 will form an integral part of this agreement.

If there is any contradiction between the provisions of the Purchase Agreement and those of this Letter Exhibit, the latter will prevail in relation to this contradiction.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

If this confirmation of our agreements meets with your approval, please sign the original and one (1) copy of this Letter Exhibit No. 10 in the space provided below for this purpose and send the copy to AIRBUS INDUSTRIE.

For and on behalf of:		For and on behalf of:
Société AIR FRANCE		AIRBUS INDUSTRIE

Signed by:	Pierre Vellay	Signed by:	Christopher Buckley

Position:	Fleet and New Aircraft Manager	Position:	Sales Manager Europe

Date:	18 June 2001	Date:	18 June 2001

APPENDIX A

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LETTER EXHIBIT NO. 11

Société AIR FRANCE

45 rue de Paris

95747 Roissy CDG Cedex

FRANCE

REF.: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Gentlemen,

We refer by this Letter Exhibit No. 11 to the Purchase Agreement entered into this day (the “Agreement”) between AIR FRANCE, hereinafter referred to as “the Buyer”, and AIRBUS INDUSTRIE, hereinafter referred to as “the Seller”, which covers the production and sale by AIRBUS INDUSTRIE and the purchase by AIR FRANCE of A380-800 aircraft.

Both parties hereby agree that this Letter Agreement No. 11 will form an integral part of this Agreement.

If there is any contradiction between the provisions of the Purchase Agreement and those of this Letter Exhibit, the latter will prevail in relation to this contradiction.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

If this confirmation of our agreements meets with your approval, please sign the original and one (1) copy of this Letter Exhibit No. 11 in the space provided below for this purpose and send the copy to AIRBUS INDUSTRIE.

For and on behalf of:		For and on behalf of:

Société AIR FRANCE		AIRBUS INDUSTRIE

Signed by:	Pierre Vellay	Signed by:	Christopher Buckley

Position:	Fleet and New Aircraft Manager	Position:	Sales Manager Europe

Date:	18 June 2001	Date:	18 June 2001

LETTER EXHIBIT NO. 12

Société AIR FRANCE

45 rue de Paris

95747 Roissy CDG Cedex

FRANCE

REF.: MISCELLANEOUS

Gentlemen,

We refer by this Letter Exhibit No. 12 to the Purchase Agreement entered into this day (the “Agreement”) between AIR FRANCE, hereinafter referred to as “the Buyer”, and AIRBUS INDUSTRIE, hereinafter referred to as “the Seller”, which covers the production and sale by AIRBUS INDUSTRIE and the purchase by AIR FRANCE of A380 aircraft.

Both parties hereby agree that this Letter Exhibit No. 12 will form an integral part of this agreement.

If there is any contradiction between the provisions of the Purchase Agreement and those of this Letter Exhibit, the latter will prevail in relation to this contradiction.

1.	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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3.	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.	Characteristic Weights

The Seller will propose, at the Buyer’s request and so as to accommodate any changes in the market place, any variation in the characteristic weights developed by itself.

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6.	Aircraft Acceptance

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7.	Catalogues and brochures for aircraft identification

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8.	Customisation (RFC/SCN procedure)

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9.	Specification of BFE equipment and participation in technical meetings

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10.	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

15.	Technical Follow-up Meetings

Throughout the entire period when the Aircraft come into service within the Buyer’s fleet and for a period of one year [subsequently], the Seller and the Buyer will hold technical meetings specific to the areas of maintenance or operations, in order to benefit from the Buyer’s feedback and thus to assist the Buyer more during the initial period of the aircraft’s entry into service. The Buyer and the Seller will mutually agree upon the frequency of these technical meetings.

16.	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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18.	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

19.	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

20	Characteristic Weights

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

If this confirmation of our agreements meets with your approval, please sign the original and one (1) copy of this Letter Exhibit No. 12 in the space provided below for this purpose and send the copy to AIRBUS INDUSTRIE.

For and on behalf of:		For and on behalf of:
Société AIR FRANCE		AIRBUS INDUSTRIE

Signed by:	Pierre Vellay	Signed by:	Christopher Buckley

Position:	Fleet and New Aircraft Manager	Position:	Sales Manager Europe

Date:	18 June 2001	Date:	18 June 2001

LETTER EXHIBIT NO. 13

Société AIR FRANCE

45 rue de Paris

95747 Roissy CDG Cedex

FRANCE

REF.: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Gentlemen,

We refer by this Letter Exhibit No. 13 to the Purchase Agreement entered into this day (the “Agreement”) between AIR FRANCE, hereinafter referred to as “the Buyer”, and AIRBUS INDUSTRIE, hereinafter referred to as “the Seller”, which covers the production and sale by AIRBUS INDUSTRIE and the purchase by AIR FRANCE of A380 aircraft.

Both parties hereby agree that this Letter Exhibit No. 13 will form an integral part of this agreement.

If there is any contradiction between the provisions of the Purchase Agreement and those of this Letter Exhibit, the latter will prevail in relation to this contradiction.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

If this confirmation of our agreements meets with your approval, please sign the original and one (1) copy of this Letter Exhibit No. 13 in the space provided below for this purpose and send the copy to AIRBUS INDUSTRIE.

For and on behalf of:		For and on behalf of:
Société AIR FRANCE		AIRBUS INDUSTRIE

Signed by:	Pierre Vellay	Signed by:	Christopher Buckley

Position:	Fleet and New Aircraft Manager	Position:	Sales Manager Europe

Date:	18 June 2001	Date:	18 June 2001

LETTER EXHIBIT NO. 14

Société AIR FRANCE

45 rue de Paris

95747 Roissy CDG Cedex

FRANCE

REF.: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Gentlemen,

We refer by this Letter Exhibit No. 14 to the Purchase Agreement entered into today (the “Agreement”) between AIR FRANCE, hereinafter referred to as “the Buyer”, and AIRBUS INDUSTRIE, hereinafter referred to as “the Seller”, which covers the production and sale by AIRBUS INDUSTRIE and the purchase by AIR FRANCE of A330 aircraft.

Both parties hereby agree that this Letter Exhibit No. 14 will form an integral part of this agreement.

If there is any contradiction between the provisions of the Purchase Agreement and those of this Letter Exhibit, the latter will prevail in relation to this contradiction.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

If this confirmation of our agreements meets with your approval, please sign the original and one (1) copy of this Letter Exhibit No. 14 in the space provided below for this purpose and send the copy to AIRBUS INDUSTRIE.

For and on behalf of:		For and on behalf of:
Société AIR FRANCE		AIRBUS INDUSTRIE

Signed by:	Pierre Vellay	Signed by:	Christopher Buckley

Position:	Fleet and New Aircraft Manager	Position:	Sales Manager Europe

Date:	18 June 2001	Date:	18 June 2001

LETTER EXHIBIT NO. 15

Société AIR FRANCE

45 rue de Paris

95747 Roissy CDG Cedex

FRANCE

REF.: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Gentlemen,

We refer by this Letter Exhibit No. 15 to the Purchase Agreement entered into this day (the “Agreement”) between AIR FRANCE, hereinafter referred to as “the Buyer”, and AIRBUS INDUSTRIE, hereinafter referred to as “the Seller”, which covers the production and sale by AIRBUS INDUSTRIE and the purchase by AIR FRANCE of A380-800 aircraft.

Both parties hereby agree that this Letter Exhibit No. 15 will form an integral part of this agreement.

If there is any contradiction between the provisions of the Purchase Agreement and those of this Letter Exhibit, the latter will prevail in relation to this contradiction.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

If this confirmation of our agreements meets with your approval, please sign the original and one (1) copy of this Letter Exhibit No. 15 in the space provided below for this purpose and send the copy to AIRBUS INDUSTRIE.

For and on behalf of:		For and on behalf of:
Société AIR FRANCE		AIRBUS INDUSTRIE

Signed by:	Pierre Vellay	Signed by:	Christopher Buckley

Position:	Fleet and New Aircraft Manager	Position:	Sales Manager Europe

Date:	18 June 2001	Date:	18 June 2001

LETTER EXHIBIT NO. 16

Société AIR FRANCE

45 rue de Paris

95747 Roissy CDG Cedex

FRANCE

REF.: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Gentlemen,

We refer by this Letter Exhibit No. 16 to the Purchase Agreement entered into this day (the “Agreement”) between AIR FRANCE, hereinafter referred to as “The Buyer”, and AIRBUS INDUSTRIE, hereinafter referred to as “The Seller”, which covers the production and sale by AIRBUS INDUSTRIE and the purchase by AIR FRANCE of A380 aircraft.

Both parties hereby agree that this Letter Exhibit No. 16 will form an integral part of this agreement.

If there is any contradiction between the provisions of the Purchase Agreement and those of this Letter Exhibit, the latter will prevail in relation to this contradiction.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

If this confirmation of our agreements meets with your approval, please sign the original and one (1) copy of this Letter Exhibit No. 16 in the space provided below for this purpose and send the copy to AIRBUS INDUSTRIE.

For and on behalf of:		For and on behalf of:
Société AIR FRANCE		AIRBUS INDUSTRIE

Signed by:	Pierre Vellay	Signed by:	Christopher Buckley

Position:	Fleet and New Aircraft Manager	Position:	Sales Manager Europe

Date:	18 June 2001	Date:	18 June 2001

LETTER EXHBIT NO. 17

Société AIR FRANCE

45 rue de Paris

95747 Roissy CDG Cedex

FRANCE

REF.: LEASED AIRCRAFT

Gentlemen,

We refer by this Letter Exhibit No. 17 to the Purchase Agreement entered into this day (the “Agreement”) between AIR FRANCE, hereinafter referred to as “the Buyer”, and AIRBUS INDUSTRIE, hereinafter referred to as “the Seller”, which covers the production and sale by AIRBUS INDUSTRIE and the purchase by AIR FRANCE of A380 aircraft.

Both parties hereby agree that this Letter Exhibit No. 17 will form an integral part of this agreement.

If there is any contradiction between the provisions of the Purchase Agreement and those of this Letter Exhibit, the latter will prevail in relation to this contradiction.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

If this confirmation of our agreements meets with your approval, please sign the original and one (1) copy of this Letter Exhibit No. 17 in the space provided below for this purpose and send the copy to AIRBUS INDUSTRIE.

For and on behalf of:		For and on behalf of:
Société AIR FRANCE		AIRBUS INDUSTRIE

Signed by:	Pierre Vellay	Signed by:	Christopher Buckley

Position:	Fleet and New Aircraft Manager	Position:	Sales Manager Europe

Date:	18 June 2001	Date:	18 June 2001

LETTER EXHIBIT NO. 18

Société AIR FRANCE

45 rue de Paris

95747 Roissy CDG Cedex

FRANCE

REF.: ITEMS IN PROGRESS

Gentlemen,

We refer by this Letter Exhibit No. 18 to the Purchase Agreement entered into this day (the “Agreement”) between AIR FRANCE, hereinafter referred to as “the Buyer”, and AIRBUS INDUSTRIE, hereinafter referred to as “the Seller”, which covers the production and sale by AIRBUS INDUSTRIE and the purchase by AIR FRANCE of A380 aircraft.

Both parties hereby agree that this Letter Exhibit No. 18 will form an integral part of this agreement.

If there is any contradiction between the provisions of the Purchase Agreement and those of this Letter Exhibit, the latter will prevail in relation to this contradiction.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

If this confirmation of our agreements meets with your approval, please sign the original and one (1) copy of this Letter Exhibit No. 18 in the space provided below for this purpose and send the copy to AIRBUS INDUSTRIE.

For and on behalf of:		For and on behalf of:
Société AIR FRANCE		AIRBUS INDUSTRIE

Signed by:	Pierre Vellay	Signed by:	Christopher Buckley

Position:	Fleet and New Aircraft Manager	Position:	Sales Manager Europe

Date:	18 June 2001	Date:	18 June 2001